VANGUARD(R)ASSET ALLOCATION FUND

ANNUAL REPORT

SEPTEMBER 30, 2001

BALANCED

[THE VANGUARD GROUP (R) LOGO]

SEPTEMBER 11, 2001

On September 11, a series of attacks on our nation by terrorists claimed thousands of lives.

     We want to convey, on behalf of Vanguard's 11,000 crew members, our profound sense of anguish for the victims of the attacks and their families, friends, and colleagues.

     Despite the huge loss of life, the tremendous physical destruction, and the widespread disruption of commerce caused by these attacks, we are confident that the people, financial markets, and economy of the United States will move forward.

     The adaptability and resolve of our people, the resiliency of our markets, and the inherent strength of our economic system have overcome many severe tests in the past 200 years. We believe they will do so again.

     Finally, we salute our clients, who responded to the events of September 11 and their aftermath with patience, reason, and a long-term, not short-term, perspective. We feel privileged to serve such investors.


John J. Brennan
Chairman and Chief Executive Officer

--------------------------------------------------------------------------------
CONTENTS
Letter from the Chairman                                      1
Report from the Adviser                                       7
Fund Profile                                                 10
Glossary of Investment Terms                                 12
Performance Summary                                          14
Your Fund's After-Tax Returns                                15
Financial Statements                                         16
Advantages of Vanguard.com                                   31
--------------------------------------------------------------------------------

SUMMARY
* Vanguard Asset Allocation Fund declined -13.5% in the fiscal year ended September 30, yet it outpaced each of its comparative measures.
* Strong returns from bonds buffered the fund from some of the sharp decline in stocks. The broad stock market, as measured by the Wilshire 5000 Index, fell -29.0%.
* The fund's allocation to stocks stood at about 80% of assets at fiscal year-end, up from 50% when the 12 months began.

LETTER FROM THE CHAIRMAN

                                                                         [PHOTO]
                                                                 JOHN J. BRENNAN
FELLOW SHAREHOLDER,
Stocks plunged during the 12 months ended September 30, 2001, while bonds provided strong returns. VANGUARD ASSET ALLOCATION FUND, which maintained a significant exposure to stocks throughout the fiscal year, posted a return of -13.5%. Although this result was disappointing, it was better than the returns from your fund's competitive standards.

     The table below compares the total return (capital change plus reinvested dividends) of your fund with those of the average flexible-portfolio fund and the composite benchmark index, weighted 65% Standard & Poor's 500 Index and 35% Lehman Brothers Long U.S. Treasury Bond Index. Also presented is the return for the Asset Allocation Fund's Admiral(TM) Shares--a separate, lower-cost class of shares for large or long-standing accounts--which were introduced on August 13, 2001.

--------------------------------------------------------------------------------
2001 TOTAL RETURNS
                                                               FISCAL YEAR ENDED
                                                                    SEPTEMBER 30
--------------------------------------------------------------------------------
Vanguard Asset Allocation Fund                                     -13.5%
Average Flexible Fund*                                             -14.7
Asset Allocation Composite Index**                                 -13.8
--------------------------------------------------------------------------------
Admiral Shares (Since August 13, 2001, inception)

Vanguard Asset Allocation Fund                                      -8.2%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**65% S&P 500 Index and 35% Lehman Long Treasury Index.

     The assets of the Asset Allocation Fund may be invested in any combination of large-capitalization common stocks, long-term U.S. Treasury bonds, and cash equivalents. As you might expect, the fund's 12-month return fell between the -26.6% decline of the S&P 500 Index, which is dominated by large-cap stocks, and the 14.0% gain of the Lehman Long Treasury Index.

     The fund's return is based on a decrease in net asset value from $24.79 per share on September 30, 2000, to $20.43 per share on September 30, 2001, and is adjusted for dividends totaling $0.87 per share paid from net investment income and a distribution of $0.27 per share paid from net realized capital gains. For Admiral Shares, the return is based on a decrease in net asset value from $50.00 per share at inception to $45.88 at fiscal year-end.

     If you own Vanguard Asset Allocation Fund in a taxable account, please see page 15 for a review of the fund's after-tax returns.

ECONOMIC  OVERVIEW
The terrorist attacks on September 11 shut down the U.S. stock market for four days, its longest closing since World War I. The market reopened on September 17, and stock prices plummeted throughout that week. To help ensure that the traumatized financial markets would have the liquidity to function, the U.S. Federal Reserve Board reduced short-term interest rates by 50 basis points (0.5 percentage point) just before the reopening. Then, on October 2, the Fed cut rates by another 50 basis points, its ninth cut for the year to date. The rate reduction brought the federal funds rate--the rate at which banks make overnight loans to other banks--to 2.5%, its lowest level since 1962.

--------------------------------------------------------------------------------
MARKET BAROMETER
                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                                                ONE        THREE         FIVE
                                                YEAR       YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                     -26.6%        2.0%        10.2%
Russell 2000 Index (Small-caps)                -21.2         5.0          4.5
Wilshire 5000 Index (Entire market)            -29.0         1.9          8.6
MSCI EAFE Index (International)                -28.5        -1.2         -0.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)     13.0%        6.4%         8.1%
Lehman 10 Year Municipal Bond Index             10.0         5.2          6.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                       5.0         5.1          5.1
================================================================================
CPI
Consumer Price Index                             2.6%        2.9%         2.5%
--------------------------------------------------------------------------------

     The Fed's most recent actions continued its yearlong campaign to revive the flagging U.S. economy. In the second quarter of 2001, the value of goods and services produced by the economy was just 1.2% higher (on an inflation-adjusted basis) than it had been a year earlier. Some analysts speculated that the economic impact of the terrorist attacks would tip the already weak economy into recession.

     Global economies generally followed the U.S. lead. Slow growth in Europe got even slower, and Japan struggled with long-standing economic and financial troubles. As weakness spread throughout major economies in North America, Asia, and Europe, the world's developing markets also faced tougher times.

     The U.S. economy's slowdown reflected sharp cutbacks in business investment, particularly in technology and telecommunications infrastructure. During the late 1990s, businesses spent heavily on the new economy's building blocks--the cables, routers, and computers used to generate, transmit, and process vast amounts of data. But after the bubble in Internet stocks burst in March 2000, investment capital became scarce, and corporate spending dried up.

     Until the September 11 attacks, it appeared that the U.S. economy was keeping just clear of recession, largely because of free spending by the American consumer. (An uptick in government spending also helped.) Housing sales and starts had remained strong, even as the number of unemployed workers crept up. Retail sales were also impressive. But both business activity and consumer confidence plunged after September 11, and the timing and extent of a rebound are uncertain.

     A spike in energy prices caused a sharp rise in the Consumer Price Index early in the fiscal year, but inflation then stabilized. Oil and gas prices pulled back, while businesses' efforts to trim inventories helped keep price increases under control. In the 12 months through September, the CPI rose by 2.6%. It's worth noting that the Fed's latest rate cut leaves short-term interest rates a bit below the past year's inflation rate, which suggests that, for now at least, short-term securities may not generate a positive inflation-adjusted return.

FINANCIAL MARKETS IN REVIEW
Global financial markets fell hard over the fiscal year ended September 30. The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned -29.0%. Overseas, the story was much the same. For U.S.-based investors, poor international market returns were reduced further by the strength of the U.S. dollar.

     Growth stocks across all capitalization levels were among the hardest hit, both at home and abroad. During the late 1990s, fast-growing technology and Internet stocks had been bid up to unprecedented heights. As investors became skeptical of the valuations and earnings prospects of these companies in a slower-growing economy, tech issues suffered. The tech-heavy Nasdaq Composite Index lost a stunning -58.8% of its value during the 12 months. Value stocks--those with low prices relative to corporate measures such as earnings and book value--held up better.

--------------------------------------------------------------------------------
A weak economy, a tumbling stock market, and the Fed's repeated rate cuts created a favorable climate for bonds.
--------------------------------------------------------------------------------

     A weak economy, a tumbling stock market, and the Fed's repeated rate cuts created a favorable climate for bonds. As interest rates declined, bond prices rose (bond prices move in the opposite direction of interest rate yields). The broad investment-grade bond market, as measured by the Lehman Aggregate Bond Index, posted a 13% return. Rising prices and falling yields were especially pronounced among short-term bonds, which tend to follow Fed rate cuts closely. The prices of longer-term bonds rose more modestly, and their yields stayed relatively high--perhaps reflecting market fears that inflation will remain a long-term concern. During the 12 months, the yield of the 30-year Treasury bond declined 46 basis points to 5.42%. The yield of the 3-month Treasury bill, by contrast, dropped 383 basis points to 2.37%.

FISCAL 2001 PERFORMANCE OVERVIEW
During an extremely difficult time for equity markets, Vanguard Asset Allocation Fund posted a total return of -13.5%, the worst fiscal-year return in its 13-year history. That said, our return was 1.2 percentage points better than the -14.7% average decline posted by our peer group of funds, and it was slightly better than the result for our unmanaged index benchmark. On balance, it was a tough, tough year.

     Your  fund's  adviser,  Mellon  Capital  Management,   uses  a  proprietary
asset-allocation model to identify imbalances in the relative prices and expected returns of stocks, bonds, and cash investments. The fund began October 2000 with its assets split equally between stocks and bonds--a relatively defensive position that proved helpful as stocks fell and bond prices rose early in our fiscal year. As stock prices slid and bond prices climbed, the adviser began increasing the fund's equity position. As you can see in the accompanying table, by midway through the fiscal year, stocks accounted for 90% of the fund's assets. After stocks rallied briefly during April and May, Mellon Capital cut the fund's stock exposure. During July, and then again during the stock market's slump after the terrorist attacks in September, Mellon raised the stock commitment.

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION CHANGES

DATE OF CHANGE                           STOCKS       BONDS        CASH
--------------------------------------------------------------------------------
November 28, 2000                         60%          40%           0%
December 19, 2000                         70           30            0
February 13, 2001                         80           20            0
March 16, 2001                            90           10            0
April 12, 2001                            80           20            0
April 23, 2001                            70           30            0
May 18, 2001                              60           40            0
July 26, 2001                             70           30            0
September 21, 2001                        80           20            0
--------------------------------------------------------------------------------

     Some of these moves proved to be on the mark, allowing the fund to take advantage of brief run-ups in stock prices and helping your fund to outperform its benchmarks. However, the interim rallies in stocks during the fiscal year proved to be mere interruptions in a downward trend. In hindsight--and hindsight, of course, is always twenty-twenty--the fund would have benefited from a larger bond allocation during fiscal 2001. Mellon Capital alters the fund's allocations in measured steps in response to meaningful changes in expected returns for the different asset classes. This approach acknowledges the difficulty of predicting short-term market movements, particularly in a highly volatile year like 2001.

LONG-TERM PERFORMANCE OVERVIEW
Despite the rough ride experienced during the past year, your fund's long-term track record remains impressive. The table on page 5 shows the annualized returns over the past ten years for Vanguard Asset Allocation Fund, the average competitor, the composite index, and the S&P 500 Index. It also presents the ending value of hypothetical $10,000 investments made a decade ago in each.

     Your fund significantly outperformed its average competitor over the decade, earning about $7,000 more on the $10,000 investment. The fund also slightly outpaced its composite index--no easy task given that indexes are theoretical constructs that don't incur the real-world costs that mutual funds must bear. Remarkably, the Asset Allocation Fund captured the lion's share of the gains achieved by the S&P 500 Index with only a fraction of the volatility. Indeed, your fund actually outpaced the broad stock market: The Wilshire 5000 Index provided an 11.9% annualized return during the past ten years. A diversified portfolio can be expected to occasionally outperform the stock market, but to do so over a full decade is rare.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                              SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                                        AVERAGE                  FINAL VALUE OF
                                         ANNUAL                       A $10,000
                                         RETURN              INITIAL INVESTMENT
--------------------------------------------------------------------------------
VANGUARD ASSET ALLOCATION FUND            12.0%                     $30,958
Average Flexible Fund                      9.0                       23,676
Asset Allocation Composite Index          11.8                       30,567
S&P 500 Index                             12.7                       33,053
--------------------------------------------------------------------------------

     We don't know what to expect from the financial markets over any short time period, but we do expect that the Asset Allocation Fund will continue to not only capture much of the stock market's long-term gains with reduced risk, but also provide superior returns relative to peers. Besides the skill of your adviser, we have another enduring advantage over competitors: Your fund's 0.44% expense ratio (annual expenses as a percentage of average net assets) was less than one-third of the average peer's 1.45%. That means more of the fund's returns go to you instead of being eaten up by operating costs. Over the long run, a small difference in expenses makes a large impact on net returns.

A FEW WORDS ABOUT ADMIRAL SHARES
Vanguard began introducing Admiral Shares in November 2000, and added the new share class to your fund in mid-August. This innovative program recognizes the cost savings that long-tenured and large accounts bring to the administration of mutual funds by passing along these savings to the investors who create them.

     All owners of Admiral Shares are proportional owners of the fund's assets--the underlying securities in which the fund invests. But Admiral shareholders benefit from an annual expense ratio that's even lower than that of our Investor Shares. For example, Admiral Shares of the Asset Allocation Fund have an annualized expense ratio of just 0.36%.

     Admiral Shares are available to the owners of both IRAs and nonretirement accounts that meet one of the following criteria:
* The fund account was established at least ten years ago and has a balance of $50,000 or more, and the shareholder is registered for online account access at our website, Vanguard.com.
* The fund account was established at least three years ago and has a balance of $150,000 or more, and the shareholder is registered for online account access at Vanguard.com.
*    There is a balance of $250,000 or more in the fund account.

IN SUMMARY
The past 12 months have been trying for investors--and for the nation as a whole. Uncertainty can sometimes trigger hasty and ill-conceived investment decisions. But we believe that even momentous events such as those we've experienced this year should not alter a thoughtfully constructed long-term investment plan. Investing for the long term and holding a portfolio diversified across asset classes--stocks, bonds, and short-term investments--put you in the best position to stay on course through up and down markets. Thank you for entrusting your hard-earned dollars to us.


Sincerely,

/s/John J. Brennan

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

October 11, 2001

REPORT FROM THE ADVISER
VANGUARD ASSET ALLOCATION FUND returned -13.5% during the 12 months ended September 30, 2001. The fund's benchmark, which is weighted 65% in the S&P 500 Index and 35% in long-term U.S. Treasury bonds, returned -13.8%.

     The S&P 500 Index fell -26.6% during the fiscal year, while long-term U.S. Treasury bonds returned 14.0%. The extreme volatility in the stock and bond markets during this period afforded your fund many opportunities to shift its allocations among stocks, bonds, and cash investments. We began the fiscal year positioned defensively toward equities, allocating them about 50% of fund assets. By March 16, however, we had moved to an aggressive position of 90% in stocks. We shifted back to a neutral allocation of 60% by May 18, then went on to end the fiscal year with an 80% stock position, reached on September 21. Overall, these shifts benefited the fund's performance relative to the composite benchmark.

THE INVESTMENT ENVIRONMENT
U.S. economic growth slowed sharply during the 12 months ended September 30. Growth in inflation-adjusted gross domestic product decelerated steadily toward the 0.3% annual rate recorded in the second calendar quarter of 2001. This rate stood far below the peak of 8.3% reached during the fourth quarter of 1999. Manufacturing has been contracting for 14 months, a situation last encountered in the recession of 1990-1991. In response, the Federal Reserve Board acted forcefully to reignite growth. During 2001, the Fed has lowered the target federal funds rate nine times by a total of 4 percentage points. As we write the rate is 2.5%--its lowest level since May 1962. This is the most aggressive series of interest rate reductions since 1982. Stock and bond returns diverged widely during the fiscal year. Long-term U.S. Treasury bonds outperformed the S&P 500 Index by more than 40 percentage points.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that, although the financial markets are very efficient, imbalances can be identified in the relative pricing of stocks, bonds, and money market instruments. Implicit in this approach is a belief that such imbalances occur only periodically and do not persist for long periods. The adviser attempts to identify these windows of opportunity and to structure the fund to take advantage of them.
--------------------------------------------------------------------------------

     The fund's asset allocation decisions are driven by differences in the expected returns of stocks, bonds, and cash, as calculated by our computer model. During the fiscal year, these spreads changed due to the sharp divergence in the performance of the stock and bond markets. During the first half of the period, stocks declined sharply.

Meanwhile, yields on short-term investments dropped steadily as the Fed lowered interest rates. Yields on long-term bonds also fell, because market participants were anticipating a weaker economy. According to our model's analysis, the decline in stock prices, especially during the first three months of 2001, was disproportionate to the decline in earnings expectations for companies in the S&P 500 Index. As a result, the expected return on stocks rose significantly.

--------------------------------------------------------------------------------
Relative to bonds, equities started the period overvalued but moved to a significantly undervalued position by March. Fund Profile As of September 30, 2001
--------------------------------------------------------------------------------

     Meanwhile, falling bond yields lowered the expected return on fixed income assets, according to our computer model. This caused the spread between the expected returns for stocks and bonds to widen steadily in the fiscal year. Relative to bonds, equities started the period overvalued but moved to a significantly undervalued position by March. As the expected-return spread widened, the fund gradually moved from an underweighting in stocks (50% of assets) to an aggressive overweighting (90%). During April and May, stocks outperformed bonds by about 11 percentage points, causing the spread between their expected returns to shrink toward the long-run average equity premium.
(This premium is the extra return that investors demand from stocks to compensate for their riskiness.) Consequently, the fund moved to a more neutral allocation of 60% stocks and 40% bonds. However, the subsequent underperformance of equities versus bonds--particularly after the terrorist attacks of September 11--drove the spread, and hence our stock allocation, to higher levels. Our allocation reached 80% by the fiscal year-end.

OUR SUCCESSES
As noted above, we began the 2001 fiscal year with a defensive allocation to stocks. This position was based on the narrow spread that existed then between the expected returns on stocks and bonds. The defensive strategy helped performance during the first half of the fiscal year, as stocks steadily declined. This sizable decline, in turn, led us to progressively add to the fund's stock allocation until it reached the extreme level of 90% in March. Our aggressive position benefited the fund during the late spring and early summer, as stocks rebounded.

     Another key to our success during the period was our long-standing commitment to the use of long-term U.S. Treasury bonds for our bond allocation. As yields have declined during the current calendar year, long bonds have significantly outperformed shorter-maturity sectors of the bond market.

OUR SHORTFALLS
The fund began the final fiscal quarter with a neutral allocation to equities. As stocks became increasingly attractive relative to bonds and cash, we moved to a modestly overweight equity position prior to the events of September 11. Stocks fell sharply immediately after the terrorist attacks, so that modest overweighting hurt our performance in the short run.

     Nonetheless, we remain committed to our discipline. Our model recommends overweight equity allocations only when stocks promise significantly higher incremental returns over long-term corporate bonds. Although our model identifies long-run discrepancies in relative valuations of the asset classes, it cannot predict market shocks such as the events of September 11. In the wake of the attacks, many earnings forecasts were revised downward, which would normally reduce our expected return for equities. However, that impact has been more than offset by the decline in stock prices. Consequently, in the weeks after September 11, we increased the fund's stock allocation to 80%.

OUR PORTFOLIO POSITION
Your fund ended the fiscal year with an overweight in equities relative to the benchmark. On September 21, the allocation shifted to its current mix of 80% stocks, 20% bonds, and 0% cash. Our model currently finds stocks attractive relative to bonds on a risk-adjusted basis. To reiterate, it should be noted that the equity market's price behavior is often driven by current events. However, a grim short-term outlook often benefits long-run investors such as ourselves. Our long-run expected return for equities is currently around 10.5%, while yields on long corporate bonds are around 6.75%. In light of current valuations, the clear, forward-looking message from our model is that, for long-run investors, it is currently prudent to be overweight in stocks and underweight in bonds.

William L. Fouse, CFA
Mellon Capital Management Corporation

October 15, 2001

FUND PROFILE                                            AS OF SEPTEMBER 30, 2001
 FOR ASSET ALLOCATION FUND
This Profile provides a snapshot of the fund's characteristics, compared where appropriate to unmanaged market indexes. Key terms are defined on pages 12-13.

--------------------------------------------------------------------------------
TOTAL FUND CHARACTERISTICS
Turnover Rate                              77%
Expense Ratio
 Investor Shares                         0.44%
 Admiral Shares                          0.36%*
Cash Investments                          0.5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TEN LARGEST STOCKS
 (% OF EQUITIES)
General Electric Co.                   3.9%
 (conglomerate)
Microsoft Corp.                        2.9
 (software)
Exxon Mobil Corp.                      2.9
 (oil)
Pfizer, Inc.                           2.7
 (pharmaceuticals)
Wal-Mart Stores, Inc.                  2.3
 (retail)
American International Group, Inc.     2.2
 (insurance)
Citigroup, Inc.                        2.2
(financial services)
Johnson & Johnson                      1.8
 (pharmaceuticals)
International Business Machines Corp.  1.7
 (computer technology)
SBC Communications Inc.                1.7
 (telecommunications)
--------------------------------------------------------------------------------
Top Ten                               24.3%
--------------------------------------------------------------------------------
Top Ten as % of Total Net Assets      12.5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL FUND VOLATILITY MEASURES
                  WILSHIRE
                      5000        FUND            S&P 500         Fund
--------------------------------------------------------------------------------
R-Squared             0.90        1.00              0.85          1.00
Beta                  0.60        1.00              0.56          1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)
                                                                 WILSHIRE
                                       FUND        S&P 500           5000
--------------------------------------------------------------------------------
Auto & Transportation                  1.7%          1.7%           2.0%
Consumer Discretionary                12.1          12.1           13.6
Consumer Staples                       8.2           8.2            7.2
Financial Services                    19.5          19.5           20.9
Health Care                           15.5          15.5           15.4
Integrated Oils                        5.7           5.7            3.8
Other Energy                           1.8           1.8            2.3
Materials & Processing                 2.9           2.9            3.2
Producer Durables                      2.6           2.6            3.1
Technology                            14.0          14.0           13.7
Utilities                              9.9           9.9            9.5
Other                                  6.1           6.1            5.3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND ASSET ALLOCATION**                                              [PIE CHART]
  Bonds          20%
  Stocks         80%
--------------------------------------------------------------------------------

 *Annualized.
**Actual allocation may vary slightly from target allocation because of day-to-day market fluctuations.

--------------------------------------------------------------------------------
EQUITY CHARACTERISTICS
                                                               WILSHIRE
                                  FUND         S&P 500             5000
--------------------------------------------------------------------------------
Number of Stocks                  502            500             6,196
Median Market Cap              $54.3B         $54.3B            $33.8B
Price/Earnings Ratio            23.8x          23.8x             24.2x
Price/Book Ratio                 3.3x           3.3x              2.9x
Dividend Yield                   1.5%           1.5%              1.5%
Return on Equity                24.4%          24.4%             23.1%
Earnings Growth Rate            15.3%          15.3%             15.4%
Foreign Holdings                 1.5%           1.5%              0.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITY INVESTMENT FOCUS
 MARKET CAP - LARGE
 STYLE -      BLEND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                                   LEHMAN           LEHMAN
                                 FUND              INDEX*          INDEX**
--------------------------------------------------------------------------------
Number of Bonds                   22                  44            6,665
Average Coupon                   7.9%                7.7%             6.7%
Average Duration           11.1 years          11.1 years        4.5 years
Average Maturity           20.7 years          20.0 years        8.0 years
Average Quality              Treasury            Treasury              Aaa
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIXED INCOME INVESTMENT FOCUS
 CREDIT QUALITY -   TREASURY/AGENCY
 AVERAGE MATURITY - LONG
--------------------------------------------------------------------------------


                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

 *Lehman Long Treasury Index.
**Lehman Aggregate Bond Index.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE  SUMMARY                                   AS OF  SEPTEMBER 30, 2001
 FOR ASSET ALLOCATION FUND
All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

---------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE SEPTEMBER 30, 1991-SEPTEMBER 30, 2001
INITIAL INVESTMENT OF $10,000
           ASSET ALLOCATION FUND       AVERAGE FLEXIBLE FUND      ASSET ALLOCATION COMPOSITE INDEX                  S&P 500 Index
199109            10000                        10000                        10000                                      10000
199112            10740                        10690                        10788                                      10838
199203            10412                        10647                        10473                                      10565
199206            10720                        10720                        10758                                      10766
199209            11216                        11005                        11224                                      11105
199212            11547                        11549                        11628                                      11664
199303            12199                        12002                        12226                                      12174
199306            12455                        12207                        12495                                      12233
199309            12944                        12555                        12969                                      12549
199312            13104                        12922                        13092                                      12840
199403            12506                        12477                        12490                                      12353
199406            12375                        12321                        12404                                      12405
199409            12679                        12556                        12770                                      13011
199412            12801                        12581                        12851                                      13009
199503            13831                        13333                        13950                                      14276
199506            15278                        14324                        15347                                      15639
199509            16302                        14989                        16271                                      16882
199512            17339                        15737                        17375                                      17898
199603            17827                        16159                        17553                                      18859
199606            18287                        16617                        18059                                      19705
199609            18791                        16837                        18526                                      20314
199612            20067                        17875                        19841                                      22007
199703            20280                        17796                        19967                                      22597
199706            22818                        19688                        22601                                      26543
199709            24320                        20848                        24161                                      28531
199712            25550                        21216                        25174                                      29350
199803            28148                        22908                        27573                                      33444
199806            29313                        23264                        28619                                      34548
199809            28028                        21306                        27588                                      31112
199812            32039                        24229                        31220                                      37738
199903            32368                        24300                        31743                                      39618
199906            33237                        25697                        32911                                      42410
199909            32143                        24611                        31553                                      39762
199912            33710                        27257                        34311                                      45678
200003            35608                        27889                        35820                                      46726
200006            35389                        27642                        35323                                      45485
200009            35793                        27766                        35456                                      45044
200012            35379                        27336                        34513                                      41520
200103            32077                        25078                        32013                                      36597
200106            33746                        26059                        33056                                      38739
200109            30958                        23676                        30567                                      33053
---------------------------------------------------------------------------------------------------------------------------------

                             AVERAGE ANNUAL TOTAL RETURNS
                           PERIODS ENDED SEPTEMBER 30, 2001
                                                                     FINAL VALUE
                               ONE          FIVE          TEN       OF A $10,000
                              YEAR         YEARS        YEARS         INVESTMENT
--------------------------------------------------------------------------------
Asset Allocation Fund
 Investor Shares             -13.51%        10.50%       11.96%        $30,958
Average Flexible Fund*       -14.73          7.06         9.00          23,676
Asset Allocation Composite
 Index**                     -13.79         10.53        11.82          30,567
S&P 500 Index                -26.62         10.23        12.70          33,053
--------------------------------------------------------------------------------



                                                                     FINAL VALUE
                                              TOTAL RETURNS        OF A $250,000
                        AUGUST 13, 2001(+-SEPTEMBER 30, 2001          INVESTMENT
--------------------------------------------------------------------------------
Asset Allocation Fund Admiral Shares             -8.24%               $229,400
Asset Allocation Composite Index**               -7.65                 230,884
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)               SEPTEMBER 30, 1991-SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                             ASSET ALLOCATION FUND                     COMPOSITE
                                INVESTOR SHARES                          INDEX**
--------------------------------------------------------------------------------
FISCAL            CAPITAL          INCOME          TOTAL                   TOTAL
YEAR               RETURN          RETURN         RETURN                  RETURN
--------------------------------------------------------------------------------
1992                 7.2%           5.0%           12.2%                   12.2%
1993                10.7            4.7            15.4                    15.5
1994                -5.2            3.1            -2.1                    -1.5
1995                23.6            5.0            28.6                    27.4
1996                11.1            4.2            15.3                    13.9
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             ASSET ALLOCATION FUND                     COMPOSITE
                                INVESTOR SHARES                          INDEX**
--------------------------------------------------------------------------------
FISCAL            CAPITAL          INCOME          TOTAL                   TOTAL
YEAR               RETURN          RETURN         RETURN                  RETURN
--------------------------------------------------------------------------------
1997                24.7%           4.7%           29.4%                   30.4%
1998                11.5            3.7            15.2                    14.2
1999                10.5            4.2            14.7                    14.4
2000                 7.0            4.4            11.4                    12.4
2001               -16.6            3.1           -13.5                   -13.8
--------------------------------------------------------------------------------

 *Derived from data provided by Lipper Inc.
**65% S&P 500 Index, 35% Lehman Long Treasury Index.
(+)Inception.
See Financial Highlights table on page 25 for dividend and capital gains information for the past five years.

YOUR FUND'S AFTER-TAX RETURNS
This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's past performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED SEPTEMBER 30, 2001
                                            ONE YEAR     FIVE YEARS   TEN YEARS
--------------------------------------------------------------------------------
VANGUARD ASSET ALLOCATION FUND INVESTOR SHARES
Returns Before Taxes                        -13.51%        10.50%       11.96%
Returns After Taxes on Distributions        -14.94          7.62         9.40
Returns After Taxes on Distributions
 and Sale of Fund Shares                     -7.92          7.34         8.83
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  SEPTEMBER 30, 2001

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with common stocks listed in descending market value order and bonds divided into government and industry categories. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                         VALUE*
ASSET ALLOCATION FUND                                   SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (51.5%)(1)
--------------------------------------------------------------------------------
  General Electric Co.                               4,258,400       $ 158,412
* Microsoft Corp.                                    2,307,400         118,070
  Exxon Mobil Corp.                                  2,962,240         116,712
  Pfizer, Inc.                                       2,709,225         108,640
  Wal-Mart Stores, Inc.                              1,919,000          94,990
  American International
   Group, Inc.                                       1,125,054          87,754
  Citigroup, Inc.                                    2,158,661          87,426
  Johnson & Johnson                                  1,298,094          71,914
  International Business
   Machines Corp.                                      745,600          68,819
  SBC Communications Inc.                            1,443,914          68,037
  Merck & Co., Inc.                                    983,000          65,468
* AOL Time Warner Inc.                               1,901,300          62,933
  Verizon Communications                             1,160,632          62,802
  Intel Corp.                                        2,889,300          59,057
  The Coca-Cola Co.                                  1,066,400          49,961
  Royal Dutch Petroleum Co. ADR                        921,400          46,300
  Bristol-Myers Squibb Co.                             833,260          46,296
  Philip Morris Cos., Inc.                             946,800          45,721
  Procter & Gamble Co.                                 554,944          40,394
  Bank of America Corp.                                689,888          40,289
  Eli Lilly & Co.                                      481,600          38,865
  Home Depot, Inc.                                     999,400          38,347
* Cisco Systems, Inc.                                3,134,900          38,183
  Tyco International Ltd.                              830,295          37,778
  PepsiCo, Inc.                                        755,810          36,657
  Abbott Laboratories                                  667,000          34,584

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                         VALUE*
                                                        SHARES            (000)
--------------------------------------------------------------------------------
  Fannie Mae                                           430,600       $  34,474
  BellSouth Corp.                                      804,100          33,410
  American Home Products Corp.                         563,900          32,847
  Wells Fargo Co.                                      735,710          32,702
* Oracle Corp.                                       2,409,900          30,317
  J.P. Morgan Chase & Co.                              854,768          29,190
  AT&T Corp.                                         1,481,277          28,589
* Viacom Inc. Class B                                  764,408          26,372
* Amgen, Inc.                                          448,200          26,341
  Chevron Corp.                                        276,700          23,450
  Schering-Plough Corp.                                627,600          23,284
  Pharmacia Corp.                                      560,257          22,724
  Medtronic, Inc.                                      520,800          22,655
  Morgan Stanley Dean
   Witter & Co.                                        477,100          22,114
* Dell Computer Corp.                                1,121,300          20,778
  Freddie Mac                                          297,100          19,311
  Texas Instruments, Inc.                              745,800          18,630
* WorldCom, Inc.-
   WorldCom Group                                    1,238,166          18,622
  Wachovia Corp.                                       597,132          18,511
  U.S. Bancorp                                         819,577          18,178
  FleetBoston Financial Corp.                          464,523          17,071
  E.I. du Pont de Nemours & Co.                        450,767          16,913
  The Walt Disney Co.                                  897,000          16,702
  Minnesota Mining &
   Manufacturing Co.                                   169,700          16,698
  American Express Co.                                 571,735          16,615
  Anheuser-Busch Cos., Inc.                            383,428          16,058

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                         VALUE*
                                                        SHARES            (000)
--------------------------------------------------------------------------------
  Bank One Corp.                                       504,335       $  15,871
* AT&T Wireless Services Inc.                        1,057,689          15,802
* QUALCOMM, Inc.                                       323,800          15,393
  Texaco Inc.                                          235,400          15,301
  Walgreen Co.                                         437,200          15,053
  McDonald's Corp.                                     554,400          15,046
  Fifth Third Bancorp                                  244,312          15,020
  Motorola, Inc.                                       946,220          14,761
  Merrill Lynch & Co., Inc.                            360,200          14,624
* Comcast Corp.-Special Class A                        404,000          14,491
  Washington Mutual, Inc.                              371,011          14,276
  Kimberly-Clark Corp.                                 228,192          14,148
  Cardinal Health, Inc.                                191,225          14,141
  Colgate-Palmolive Co.                                240,900          14,032
  Baxter International, Inc.                           252,600          13,906
  Ford Motor Co.                                       782,308          13,573
  Gillette Co.                                         455,300          13,568
  Hewlett-Packard Co.                                  839,800          13,521
  Unilever NV ADR                                      247,842          13,388
  Dow Chemical Co.                                     389,517          12,761
  The Boeing Co.                                       375,486          12,579
  Automatic Data Processing, Inc.                      266,400          12,531
  Target Corp.                                         386,836          12,282
  Duke Energy Corp.                                    323,862          12,258
  Qwest Communications
   International Inc.                                  717,672          11,985
  Allstate Corp.                                       314,754          11,756
* Sun Microsystems, Inc.                             1,404,500          11,615
  Electronic Data Systems Corp.                        200,600          11,551
  Marsh & McLennan Cos., Inc.                          119,250          11,531
  Alcoa Inc.                                           370,936          11,503
  Schlumberger Ltd.                                    248,200          11,343
  Household International, Inc.                        199,488          11,247
  MBNA Corp.                                           368,250          11,154
* EMC Corp.                                            943,924          11,091
  The Bank of New York Co., Inc.                       314,200          10,997
* Sprint PCS                                           399,900          10,513
  Lowe's Cos., Inc.                                    328,000          10,381
  HCA Inc.                                             231,345          10,251
* Clear Channel
   Communications, Inc.                                255,200          10,144
  General Motors Corp.                                 236,004          10,125
* Applied Materials, Inc.                              349,400           9,937
  First Data Corp.                                     169,900           9,898
  Metropolitan Life Insurance Co.                      319,000           9,474
  United Technologies Corp.                            203,300           9,453
  Sprint Corp.                                         381,800           9,167
  Honeywell International Inc.                         347,150           9,165
  El Paso Corp.                                        217,798           9,049
  UnitedHealth Group Inc.                              134,700           8,958
  Enron Corp.                                          323,600           8,812
  Emerson Electric Co.                                 185,000           8,706
  Phillips Petroleum Co.                               160,380           8,651
* Safeway, Inc.                                        215,900           8,576

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                         VALUE*
                                                        SHARES            (000)
--------------------------------------------------------------------------------
* The Kroger Co.                                       344,500       $   8,488
  SunTrust Banks, Inc.                                 125,600           8,365
  Lucent Technologies, Inc.                          1,447,571           8,295
* Tenet Healthcare Corp.                               137,900           8,226
  Lockheed Martin Corp.                                184,382           8,067
  ALLTEL Corp.                                         134,800           7,812
  General Dynamics Corp.                                87,300           7,710
  Nortel Networks Corp.                              1,372,040           7,697
  National City Corp.                                  254,982           7,637
  Sysco Corp.                                          293,900           7,506
  PNC Financial Services Group                         126,600           7,248
  Waste Management, Inc.                               269,810           7,215
  International Paper Co.                              206,410           7,183
  Sara Lee Corp.                                       337,000           7,178
  Illinois Tool Works, Inc.                            132,200           7,153
  Southern Co.                                         295,800           7,093
* Kohl's Corp.                                         145,100           6,965
* Costco Wholesale Corp.                               193,312           6,874
  Charles Schwab Corp.                                 597,375           6,870
  Conoco Inc. Class B                                  269,239           6,823
  Gannett Co., Inc.                                    112,200           6,744
  Caterpillar, Inc.                                    150,300           6,733
  Mellon Financial Corp.                               205,400           6,641
  Computer Associates
   International, Inc.                                 252,200           6,492
  State Street Corp.                                   141,400           6,434
  H.J. Heinz Co.                                       151,400           6,381
  BB&T Corp.                                           172,900           6,302
  Exelon Corp.                                         139,925           6,241
  Dominion Resources, Inc.                             103,278           6,130
  American Electric
   Power Co., Inc.                                     141,360           6,111
  AFLAC, Inc.                                          226,300           6,110
  Compaq Computer Corp.                                733,648           6,097
  Lehman Brothers Holdings, Inc.                       105,200           5,981
  The Hartford Financial
   Services Group Inc.                                  99,000           5,815
  USA Education Inc.                                    70,100           5,812
  CVS Corp.                                            171,400           5,690
  NIKE, Inc. Class B                                   119,400           5,589
  Williams Cos., Inc.                                  203,700           5,561
  Albertson's, Inc.                                    173,636           5,535
  Carnival Corp.                                       250,700           5,520
  General Mills, Inc.                                  120,100           5,465
* Forest Laboratories, Inc.                             75,700           5,461
  CIGNA Corp.                                           65,800           5,458
  The Chubb Corp.                                       75,600           5,399
  Harley-Davidson, Inc.                                129,700           5,253
  Anadarko Petroleum Corp.                             109,033           5,242
  Kellogg Co.                                          174,700           5,241
* Guidant Corp.                                        134,900           5,194
  ConAgra Foods, Inc.                                  230,700           5,179
  Paychex, Inc.                                        161,050           5,075
* Analog Devices, Inc.                                 155,000           5,068

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                         VALUE*
ASSET ALLOCATION FUND                                   SHARES            (000)
--------------------------------------------------------------------------------
* Concord EFS, Inc.                                    103,100       $   5,047
  John Hancock Financial
   Services, Inc.                                      126,300           5,046
  Raytheon Co.                                         144,600           5,025
  TXU Corp.                                            108,341           5,018
  Wrigley, (Wm.) Jr. Co.                                97,000           4,976
  Northern Trust Corp.                                  94,700           4,970
  Omnicom Group Inc.                                    76,200           4,945
  Union Pacific Corp.                                  105,100           4,929
* Maxim Integrated Products, Inc.                      141,000           4,927
  Campbell Soup Co.                                    175,600           4,917
  Dynegy, Inc.                                         140,200           4,858
  The McGraw-Hill Cos., Inc.                            83,400           4,854
  Sears, Roebuck & Co.                                 138,900           4,812
  Southwest Airlines Co.                               321,850           4,776
  McKesson Corp.                                       125,165           4,730
* Cendant Corp.                                        364,734           4,669
* Micron Technology, Inc.                              247,600           4,662
  Avon Products, Inc.                                   99,800           4,616
  Linear Technology Corp.                              138,700           4,549
  Aon Corp.                                            107,925           4,533
* FedEx Corp.                                          122,920           4,517
  KeyCorp                                              186,300           4,497
  Burlington Northern
   Santa Fe Corp.                                      167,896           4,491
  Weyerhaeuser Co.                                      92,100           4,486
  Stryker Corp.                                         84,700           4,481
  The Gap, Inc.                                        371,337           4,437
  Ralston-Ralston Purina Group                         131,100           4,300
  Xcel Energy, Inc.                                    150,095           4,225
  Baker Hughes, Inc.                                   143,260           4,147
  Tribune Co.                                          131,902           4,142
  Progressive Corp. of Ohio                             30,700           4,111
  Halliburton Co.                                      181,900           4,102
  FPL Group, Inc.                                       76,000           4,070
  Golden West Financial Corp.                           70,000           4,067
  Alcan Inc.                                           134,850           4,045
* Immunex Corp.                                        216,000           4,035
* King Pharmaceuticals, Inc.                            95,466           4,005
  Eastman Kodak Co.                                    122,700           3,991
* Best Buy Co., Inc.                                    87,800           3,990
  Capital One Financial Corp.                           86,500           3,982
  Hershey Foods Corp.                                   60,900           3,981
  St. Paul Cos., Inc.                                   96,056           3,959
  Pitney Bowes, Inc.                                   103,600           3,958
  XL Capital Ltd. Class A                               50,000           3,950
  Comerica, Inc.                                        71,050           3,936
  Lincoln National Corp.                                84,200           3,926
  TJX Cos., Inc.                                       119,200           3,922
  Progress Energy, Inc.                                 91,154           3,919
  Becton, Dickinson & Co.                              105,900           3,918
  Deere & Co.                                          104,000           3,911
  Masco Corp.                                          191,100           3,906
* Agilent Technologies, Inc.                           197,347           3,858

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                         VALUE*
                                                        SHARES            (000)
--------------------------------------------------------------------------------
  Loews Corp.                                           83,300       $   3,855
  Consolidated Edison Inc.                              94,200           3,836
  Occidental Petroleum Corp.                           156,300           3,804
  Air Products & Chemicals, Inc.                        98,600           3,804
  The Clorox Co.                                       100,400           3,715
  Public Service Enterprise
   Group, Inc.                                          87,300           3,715
  Northrop Grumman Corp.                                36,700           3,707
  May Department Stores Co.                            127,300           3,694
  Allergan, Inc.                                        55,600           3,686
  Franklin Resources Corp.                             105,600           3,661
  SouthTrust Corp.                                     142,800           3,637
  Archer-Daniels-Midland Co.                           288,072           3,627
* Boston Scientific Corp.                              176,000           3,608
* Chiron Corp.                                          80,100           3,554
* Biogen, Inc.                                          63,900           3,552
  USX-Marathon Group                                   132,600           3,547
  FirstEnergy Corp.                                     97,900           3,519
  Corning, Inc.                                        398,600           3,516
  Marriott International, Inc.
   Class A                                             105,000           3,507
  Synovus Financial Corp.                              125,750           3,471
* JDS Uniphase Corp.                                   548,300           3,465
  PPG Industries, Inc.                                  75,400           3,450
  Transocean Sedco Forex Inc.                          130,007           3,432
  Unocal Corp.                                         103,539           3,365
  Entergy Corp.                                         94,600           3,364
* Xilinx, Inc.                                         142,300           3,348
  Reliant Energy, Inc.                                 126,722           3,335
  Biomet, Inc.                                         112,950           3,304
  Interpublic Group of Cos., Inc.                      160,300           3,270
* Solectron Corp.                                      276,700           3,224
* Veritas Software Corp.                               174,100           3,210
* MedImmune Inc.                                        89,000           3,171
* Mirant Corp.                                         144,614           3,167
  IMS Health, Inc.                                     126,300           3,164
* Intuit, Inc.                                          88,300           3,161
  MBIA, Inc.                                            62,550           3,127
  Burlington Resources, Inc.                            91,185           3,119
  MGIC Investment Corp.                                 47,500           3,104
* Bed Bath & Beyond, Inc.                              120,400           3,065
  Rohm & Haas Co.                                       93,339           3,058
  DTE Energy Co.                                        70,300           3,026
* Wellpoint Health
  Networks Inc. Class A                                 27,700           3,023
  H & R Block, Inc.                                     78,300           3,019
  AmSouth Bancorp                                      164,400           2,971
  Jefferson-Pilot Corp.                                 66,300           2,949
  Danaher Corp.                                         62,500           2,949
  Cintas Corp.                                          72,900           2,938
* AES Corp.                                            228,000           2,923
  CSX Corp.                                             92,100           2,901
  Cincinnati Financial Corp.                            69,200           2,880
* NEXTEL Communications, Inc.                          333,200           2,879

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                         VALUE*
                                                        SHARES            (000)
--------------------------------------------------------------------------------
  Georgia Pacific Group                                 99,245       $   2,857
* Amerisource-Bergen Corp.                              40,000           2,838
* Mattel, Inc.                                         180,687           2,830
  Barrick Gold Corp.                                   162,800           2,825
  Delphi Automotive
   Systems Corp.                                       240,218           2,823
* HEALTHSOUTH Corp.                                    173,100           2,815
  The Pepsi Bottling Group, Inc.                        61,000           2,810
* Altera Corp.                                         170,800           2,798
  Praxair, Inc.                                         66,500           2,793
  New York Times Co. Class A                            71,500           2,791
  Coca-Cola Enterprises, Inc.                          180,900           2,775
* Fiserv, Inc.                                          80,550           2,755
  Charter One Financial                                 97,435           2,750
* Calpine Corp.                                        119,900           2,735
  Regions Financial Corp.                               92,200           2,661
* Staples, Inc.                                        198,600           2,645
  Norfolk Southern Corp.                               163,200           2,631
  Moody's Corp.                                         70,600           2,612
  Dover Corp.                                           86,600           2,608
  Newell Rubbermaid, Inc.                              114,609           2,603
  UnumProvident Corp.                                  102,591           2,590
  Union Planters Corp.                                  59,600           2,557
* St. Jude Medical, Inc.                                37,100           2,540
* Tricon Global Restaurants, Inc.                       64,000           2,510
  Providian Financial Corp.                            124,000           2,499
  PG&E Corp.                                           163,600           2,487
  Adobe Systems, Inc.                                  103,400           2,480
* KLA-Tencor Corp.                                      78,400           2,476
  AMBAC Financial Group Inc.                            45,250           2,476
* AutoZone Inc.                                         47,600           2,469
* Federated Department
   Stores, Inc.                                         87,400           2,465
  UST, Inc.                                             74,100           2,460
  Amerada Hess Corp.                                    38,700           2,457
* Lexmark International, Inc.                           54,800           2,450
  Kinder Morgan, Inc.                                   49,500           2,436
* Siebel Systems, Inc.                                 186,208           2,423
  Genuine Parts Co.                                     75,050           2,391
* Computer Sciences Corp.                               71,800           2,382
  J.C. Penney Co., Inc.                                108,700           2,381
* Starbucks Corp.                                      159,000           2,375
  Johnson Controls, Inc.                                36,200           2,362
  Molex, Inc.                                           83,450           2,346
  Ingersoll-Rand Co.                                    68,750           2,324
  Fortune Brands, Inc.                                  69,200           2,318
* Watson Pharmaceuticals, Inc.                          42,300           2,314
* Zimmer Holdings, Inc.                                 83,326           2,312
  Apache Corp.                                          53,600           2,304
  Avery Dennison Corp.                                  48,500           2,295
  Torchmark Corp.                                       58,300           2,274
  Applera Corp.-
   Applied Biosystems Group                             92,200           2,250
  Ameren Corp.                                          58,400           2,243

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                         VALUE*
                                                        SHARES            (000)
--------------------------------------------------------------------------------
* PeopleSoft, Inc.                                     122,000       $   2,201
  Xerox Corp.                                          282,996           2,193
* Apple Computer, Inc.                                 140,800           2,184
  Bear Stearns Co., Inc.                                43,487           2,175
  Kerr-McGee Corp.                                      41,797           2,170
  Sempra Energy                                         87,592           2,168
* Yahoo!, Inc.                                         244,600           2,155
  GPU, Inc.                                             53,300           2,151
  PPL Corp.                                             65,900           2,148
  Countrywide Credit
   Industries, Inc.                                     48,200           2,117
  Willamette Industries, Inc.                           46,600           2,097
  Textron, Inc.                                         62,000           2,084
* Broadcom Corp.                                       102,500           2,081
  NiSource, Inc.                                        88,773           2,069
  Cinergy Corp.                                         67,018           2,069
  Family Dollar Stores, Inc.                            73,700           2,028
  CenturyTel, Inc.                                      59,650           1,998
  Ecolab, Inc.                                          54,900           1,995
  KeySpan Corp.                                         60,000           1,994
  RadioShack Corp.                                      82,028           1,989
  Edison International                                 146,800           1,932
  Zions Bancorp                                         35,500           1,905
* Univision Communications Inc.                         82,800           1,900
  Devon Energy Corp.                                    54,700           1,882
  Brown-Forman Corp. Class B                            29,700           1,876
  Huntington Bancshares Inc.                           107,687           1,864
  Vulcan Materials Co.                                  43,100           1,862
  Stilwell Financial, Inc.                              95,400           1,860
  Starwood Hotels & Resorts
   Worldwide, Inc.                                      83,500           1,837
  Eaton Corp.                                           31,000           1,835
* Convergys Corp.                                       65,800           1,826
  ITT Industries, Inc.                                  40,000           1,792
  Placer Dome, Inc.                                    139,700           1,787
* Aetna Inc.                                            61,706           1,783
  Dow Jones & Co., Inc.                                 39,000           1,772
* Tellabs, Inc.                                        178,500           1,764
  Allegheny Energy, Inc.                                48,000           1,762
* Sanmina Corp.                                        129,000           1,752
  SAFECO Corp.                                          57,600           1,747
* Office Depot, Inc.                                   126,600           1,722
  Whirlpool Corp.                                       30,900           1,710
  The Limited, Inc.                                    179,776           1,708
  Newmont Mining Corp.                                  71,046           1,677
  Knight Ridder                                         29,800           1,664
* National Semiconductor Corp.                          75,400           1,663
  Cooper Industries, Inc.                               40,057           1,661
  Dollar General Corp.                                 141,888           1,660
  Parker Hannifin Corp.                                 48,225           1,654
  Leggett & Platt, Inc.                                 84,200           1,642
  W.W. Grainger, Inc.                                   42,200           1,639
  PACCAR, Inc.                                          33,340           1,636
* LSI Logic Corp.                                      136,800           1,607

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                         VALUE*
ASSET ALLOCATION FUND                                   SHARES            (000)
--------------------------------------------------------------------------------
* Novellus Systems, Inc.                                56,100       $   1,602
  Sherwin-Williams Co.                                  71,800           1,595
  TRW, Inc.                                             53,200           1,586
* Citrix Systems, Inc.                                  78,700           1,558
  Constellation Energy Group                            63,950           1,548
* Robert Half International, Inc.                       77,100           1,543
* Sabre Holdings Corp.                                  57,519           1,538
  T. Rowe Price Group Inc.                              51,800           1,518
  VF Corp.                                              50,728           1,485
* Comverse Technology, Inc.                             71,400           1,462
  Sigma-Aldrich Corp.                                   32,300           1,460
  EOG Resources, Inc.                                   50,200           1,452
  Pinnacle West Capital Corp.                           36,300           1,441
* Teradyne, Inc.                                        73,800           1,439
* Toys R Us, Inc.                                       83,500           1,439
* Kmart Corp.                                          204,700           1,431
* Harrah's Entertainment, Inc.                          52,600           1,421
* Jabil Circuit, Inc.                                   79,200           1,418
  Nucor Corp.                                           35,600           1,413
  Delta Air Lines, Inc.                                 53,500           1,410
* Noble Drilling Corp.                                  58,100           1,394
  Wendy's International, Inc.                           52,300           1,394
  The Stanley Works                                     37,800           1,382
  Sunoco, Inc.                                          38,567           1,373
* Thermo Electron Corp.                                 75,700           1,366
  Engelhard Corp.                                       59,050           1,364
  Equifax, Inc.                                         62,000           1,358
  R.R. Donnelley & Sons Co.                             49,900           1,350
  Tiffany & Co.                                         62,200           1,347
* BMC Software, Inc.                                   105,700           1,342
* CIENA Corp.                                          130,000           1,338
* Nabors Industries, Inc.                               63,000           1,321
* TMP Worldwide, Inc.                                   46,000           1,306
* Compuware Corp.                                      156,700           1,305
  Fluor Corp.                                           33,700           1,297
* Sealed Air Corp.                                      35,315           1,289
* Manor Care, Inc.                                      45,700           1,284
  Darden Restaurants Inc.                               48,200           1,265
* Niagara Mohawk Holdings Inc.                          74,200           1,259
* International Game Technology                         29,200           1,241
  Hilton Hotels Corp.                                  157,900           1,240
* AMR Corp.                                             64,300           1,231
  International Flavors &
   Fragrances, Inc.                                     44,300           1,227
  The Goodyear Tire & Rubber Co.                        66,200           1,220
* NCR Corp.                                             41,100           1,219
* Advanced Micro Devices, Inc.                         147,800           1,205
  C.R. Bard, Inc.                                       23,400           1,203
  The Mead Corp.                                        43,400           1,201
  Eastman Chemical Co.                                  32,850           1,192
  Scientific-Atlanta, Inc.                              67,800           1,190
  Ashland, Inc.                                         30,800           1,187
  Black & Decker Corp.                                  38,000           1,186

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                         VALUE*
                                                        SHARES            (000)
--------------------------------------------------------------------------------
* ADC Telecommunications, Inc.                         336,700       $   1,175
  Rockwell International Corp.                          79,800           1,171
* Avaya Inc.                                           118,264           1,171
  SuperValu Inc.                                        57,600           1,165
* Unisys Corp.                                         133,600           1,157
  Deluxe Corp.                                          33,300           1,150
  PerkinElmer, Inc.                                     43,600           1,144
  Rockwell Collins                                      79,800           1,133
  Westvaco Corp.                                        43,400           1,115
  CMS Energy Corp.                                      55,000           1,100
  Temple-Inland Inc.                                    23,000           1,092
* Citizens Communications Co.                          114,600           1,077
* Allied Waste Industries, Inc.                         81,900           1,044
  Hasbro, Inc.                                          73,900           1,035
  Circuit City Stores, Inc.                             85,900           1,031
* Pactiv Corp.                                          70,700           1,024
  Dana Corp.                                            65,159           1,016
  Pall Corp.                                            51,366             999
  Symbol Technologies, Inc.                             94,950             996
  Millipore Corp.                                       18,800             995
* Inco Ltd.                                             80,098             994
* Conseco Inc.                                         135,145             981
  Phelps Dodge Corp.                                    35,203             968
* American Power
   Conversion Corp.                                     82,800             967
  Alberto-Culver Co. Class B                            24,200             941
* Network Appliance, Inc.                              136,300             927
  Homestake Mining Co.                                  98,800             919
  Bemis Co., Inc.                                       22,700             905
* Applied Micro Circuits Corp.                         128,000             895
  Goodrich Corp.                                        45,200             881
  Maytag Corp.                                          35,600             877
  Centex Corp.                                          26,000             877
  Autodesk, Inc.                                        26,500             850
* Humana, Inc.                                          69,800             842
* Navistar International Corp.                          28,780             813
  Nordstrom, Inc.                                       56,100             811
  NICOR, Inc.                                           20,900             810
* Freeport-McMoRan Copper &
   Gold Inc. Class B                                    73,500             808
* Conexant Systems, Inc.                                96,200             798
  Visteon Corp.                                         61,703             787
  Liz Claiborne, Inc.                                   20,300             765
  Ball Corp.                                            12,700             761
* Tektronix, Inc.                                       43,100             754
* Gateway, Inc.                                        137,900             752
* QLogic Corp.                                          39,300             747
* PMC Sierra Inc.                                       70,600             734
  Meredith Corp.                                        22,800             733
  Adolph Coors Co. Class B                              16,100             724
* Quintiles Transnational Corp.                         48,800             712
* FMC Corp.                                             14,500             710
  Winn-Dixie Stores, Inc.                               61,800             708

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                         VALUE*
                                                        SHARES            (000)
--------------------------------------------------------------------------------
* Global Crossing Ltd.                                 387,615       $     698
  Boise Cascade Corp.                                   22,900             676
  Bausch & Lomb, Inc.                                   23,800             674
  Brunswick Corp.                                       40,000             659
* Mercury Interactive Corp.                             34,600             659
* Andrew Corp.                                          36,175             658
* Parametric Technology Corp.                          117,700             611
  Crane Co.                                             27,837             610
* Vitesse Semiconductor Corp.                           78,700             610
  Pulte Homes, Inc.                                     19,800             607
  Peoples Energy Corp.                                  15,100             600
  Ryder System, Inc.                                    29,800             596
  Dillard's Inc.                                        44,100             581
  Snap-On Inc.                                          25,850             577
  Cummins Inc.                                          17,400             574
  Great Lakes Chemical Corp.                            24,100             533
* Novell, Inc.                                         143,600             526
  USX-U.S. Steel Group                                  37,340             522
  Allegheny Technologies Inc.                           38,455             513
  Tupperware Corp.                                      25,200             502
* Reebok International Ltd.                             24,200             501
  KB Home                                               17,100             486
* Rowan Cos., Inc.                                      38,700             479
  Cooper Tire & Rubber Co.                              33,400             476
  Worthington Industries, Inc.                          38,350             431
  Thomas & Betts Corp.                                  23,700             414
  National Service Industries, Inc.                     19,200             396
  American Greetings Corp. Class A                      29,800             395
  Big Lots Inc.                                         46,700             387
* Hercules, Inc.                                        44,500             367
* Palm, Inc.                                           243,115             355
  Louisiana-Pacific Corp.                               45,000             292
* McDermott International, Inc.                         24,600             203
* Power-One, Inc.                                       32,300             199
* Sapient Corp.                                         50,300             194
* US Airways Group, Inc.                                33,300             155
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $3,799,572)                                                   4,045,323
--------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                          (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (19.7%)
--------------------------------------------------------------------------------
U.S. TREASURY BONDS
      5.25%, 11/15/2028                            $    14,290          13,810
      6.125%, 11/15/2027                                25,000          27,212
      6.125%, 8/15/2029                                100,840         110,015
      6.25%, 5/15/2030                                  35,790          39,871
      6.625%, 2/15/2027                                 63,880          73,789
      6.75%, 8/15/2026                                 150,970         176,882
(2)   6.875%, 8/15/2025                                163,875         194,282
(2)   7.125%, 2/15/2023                                 57,495          69,549
(2)   7.25%, 5/15/2016                                  54,550          65,601

--------------------------------------------------------------------------------
                                                          FACE          MARKET
                                                        AMOUNT           VALUE*
                                                          (000)           (000)
--------------------------------------------------------------------------------
      7.625%, 11/15/2022                           $    22,870       $  29,115
      7.625%, 2/15/2025                                 25,585          32,843
(2)   8.00%, 11/15/2021                                171,150         221,252
      8.125%, 8/15/2019                                 28,040          36,840
(2)   8.125%, 5/15/2021                                 88,335         117,057
      8.75%, 8/15/2020                                  16,800          23,445
      8.875%, 8/15/2017                                 40,770          56,334
      10.375%, 11/15/2007                               10,200          13,487
      11.25%, 2/15/2015                                 30,190          48,103
      11.75%, 11/15/2014                                47,775          70,681
      12.50%, 8/15/2014                                 39,820          60,493
      12.75%, 11/15/2010                                10,720          14,313
      13.25%, 5/15/2014                                 35,130          54,687
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $1,445,237)                                                  1,549,661
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (31.2%)(1)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (12.5%)
AIG FUNDING, INC.
 2.20%, 10/1/2001                                       24,000          24,000
 3.42%, 10/9/2001                                       14,000          13,989
 3.44%, 10/5/2001                                        9,000           8,997
ALCOA INC.
 2.50%, 10/30/2001                                      41,200          41,117
 3.43%, 10/12/2001                                      20,000          19,979
AMERICAN HONDA FINANCE CO.
 2.53%, 10/26/2001                                      50,000          49,912
 3.40%, 10/16/2001                                      14,100          14,080
 3.42%, 10/18/2001                                       8,300           8,287
CIT GROUP, INC.
 2.53%, 11/20/2001                                      37,075          36,945
CATERPILLAR FINANCIAL SERVICES LTD.
 3.46%, 10/11/2001                                      10,000           9,990
CIESCO LP INC.
2.48%, 10/18/2001                                       50,000          49,941
3.42%, 11/6/2001                                        15,000          14,949
DOW CHEMICAL CO.
3.41%, 10/12/2001                                       50,000          49,948
DUKE ENERGY CO.
2.57%, 10/31/2001                                       30,000          29,936
3.42%, 10/11/2001                                       30,000          29,971
E.I. DU PONT DE NEMOURS & Co.
2.90%, 10/5/2001                                        40,000          39,987
EQUILON ENTERPRISES LLC
2.65%, 10/26/2001                                       25,000          24,954
3.47%, 10/5/2001                                         5,000           4,998
3.55%, 10/11/2001                                       50,000          49,964
FORD MOTOR CREDIT CO.
3.43%, 12/12/2001                                       30,000          29,934
3.55%, 10/5/2001                                        33,000          32,987
HERTZ CORP.
3.53%, 10/19/2001                                       20,000          19,965

--------------------------------------------------------------------------------
                                                                        MARKET
                                                          FACE           VALUE*
ASSET ALLOCATION FUND                                   AMOUNT            (000)
--------------------------------------------------------------------------------
INTERNATIONAL LEASE FINANCE CORP.
3.38%, 10/23/2001                                  $    35,000       $  34,928
3.45%, 10/9/2001                                        15,000          14,988
3.48%, 10/2/2001                                        25,000          24,998
KFW INTERNATIONAL FINANCE, INC.
3.39%, 11/6/2001                                        20,000          19,932
3.48%, 10/3/2001                                        12,800          12,798
METLIFE FUNDING, INC.
2.60%, 10/19/2001                                       50,000          49,935
PACCAR FINANCIAL CORP.
2.50%, 10/24/2001                                       14,000          13,978
3.40%, 11/21/2001                                       16,900          16,819
3.42%, 11/8/2001                                        10,000           9,964
PHILLIP MORRIS CO.
2.72%, 10/17/2001                                       78,000          77,906
TRANSAMERICA FINANCE CORP.
2.55%, 11/27/2001                                       24,000          23,899
3.41%, 10/22/2001                                       17,000          16,966
3.49%, 10/9/2001                                        30,000          29,977
USAA CAPITAL CORP.
3.45%, 10/1/2001                                        35,000          35,000
                                                              ------------------
                                                                       986,918
                                                              ------------------
REPURCHASE AGREEMENTS (18.7%)
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
  3.34%, 10/1/2001                                   1,202,581       1,202,581
  3.33%-3.35%, 10/1/2001--
   Note F                                              263,468         263,468
                                                              ------------------
                                                                     1,466,049
                                                              ------------------
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $2,452,956)                                                   2,452,967
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.4%)
 (Cost $7,697,765)                                                   8,047,951
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES                                            (-2.4%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    97,535
Security Lending Collateral Payable to Brokers--Note F                (263,468)
Other Liabilities                                                      (22,378)
                                                              ------------------
                                                                      (188,311)
                                                              ------------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $7,859,640
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 79.8% and 2.9%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Securities with an aggregate value of $236,614,000, have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.



--------------------------------------------------------------------------------
                                                                        AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $7,802,834
Undistributed Net
 Investment Income                                                      59,589
Accumulated Net Realized Losses--Note D                               (312,600)
Unrealized Appreciation
 (Depreciation)--Note E
 Investment Securities                                                 350,186
 Futures Contracts                                                     (40,369)
--------------------------------------------------------------------------------
NET ASSETS                                                          $7,859,640
================================================================================
Investor Shares--Net Assets
Applicable  to  361,445,324  outstanding  $.001
 par value  shares of  beneficial interest
 (unlimited authorization)                                          $7,386,057
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                        $20.43
================================================================================
Admiral Shares--Net Assets

Applicable  to  10,321,417  outstanding  $.001
 par value  shares of  beneficial interest
 (unlimited authorization)                                            $473,583
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 ADMIRAL SHARES                                                         $45.88
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                           ASSET ALLOCATION FUND
                                                   YEAR ENDED SEPTEMBER 30, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                             $ 52,399
 Interest                                                               257,819
 Security Lending                                                           817
--------------------------------------------------------------------------------
  Total Income                                                          311,035
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
 Basic Fee                                                                9,306
 Performance Adjustment                                                      --
The Vanguard Group--Note C
 Management and Administrative
  Investor Shares                                                        26,695
  Admiral Shares                                                            133
Marketing and Distribution
 Investor Shares                                                          1,228
 Admiral Shares                                                              --
Custodian Fees                                                              178
Auditing Fees                                                                11
Shareholders' Reports
 Investor Shares                                                             82
 Admiral Shares                                                              --
Trustees' Fees and Expenses                                                  15
--------------------------------------------------------------------------------
  Total Expenses                                                         37,648
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   273,387
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                             227,342
 Futures Contracts                                                     (597,307)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (369,965)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                               (1,151,004)
 Futures Contracts                                                       20,445
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     (1,130,559)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(1,227,137)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                        ASSET ALLOCATION FUND
                                                       YEAR ENDED SEPTEMBER 30,
                                                      --------------------------
                                                         2001          2000
                                                         (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                               $ 273,387     $ 355,310
Realized Net Gain (Loss)                             (369,965)      225,802
Change in Unrealized Appreciation (Depreciation)   (1,130,559)      326,746
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                      (1,227,137)      907,858
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
 Investor Shares                                     (319,714)     (341,720)
 Admiral Shares                                            --            --
Realized Capital Gain
 Investor Shares                                      (96,382)     (330,282)
 Admiral Shares                                            --            --
--------------------------------------------------------------------------------
  Total Distributions                                (416,096)     (672,002)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note G
 Investor Shares                                      233,590       343,271
 Admiral Shares                                       508,035            --
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
    Share Transactions                                741,625       343,271
--------------------------------------------------------------------------------
  Total Increase (Decrease)                          (901,608)      579,127
--------------------------------------------------------------------------------
NET ASSETS
Beginning of Period                                 8,761,248     8,182,121
--------------------------------------------------------------------------------
End of Period                                      $7,859,640    $8,761,248
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------
                     ASSET ALLOCATION FUND INVESTOR SHARES
                            YEAR ENDED SEPTEMBER 30,
                     -------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               2001     2000     1999     1998      1997
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $24.79   $24.11   $22.90   $21.53    $18.27
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                        .73     1.03      .80      .79       .74
 Net Realized and Unrealized Gain (Loss) on Investments     (3.95)    1.61     2.50     2.33      4.29
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          (3.22)    2.64     3.30     3.12      5.03
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                        (.87)   (1.00)    (.91)    (.74)     (.72)
 Distributions from Realized Capital Gains                   (.27)    (.96)   (1.18)   (1.01)    (1.05)
-------------------------------------------------------------------------------------------------------
  Total Distributions                                       (1.14)   (1.96)   (2.09)   (1.75)    (1.77)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $20.43   $24.79   $24.11   $22.90    $21.53
=======================================================================================================
TOTAL RETURN                                               -13.51%   11.36%   14.68%   15.24%    29.42%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                      $7,386   $8,761   $8,182   $5,637    $3,738
 Ratio of Total Expenses to Average Net Assets               0.44%    0.44%    0.49%    0.49%     0.49%
 Ratio of Net Investment Income to Average Net Assets        3.16%    4.18%    3.49%    3.80%     3.96%
 Portfolio Turnover Rate                                       77%      29%      11%      60%       10%
=======================================================================================================

--------------------------------------------------------------------------------
                                            ASSET ALLOCATION FUND ADMIRAL SHARES
                                                                   AUGUST 13* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                 SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .17
 Net Realized and Unrealized Gain (Loss) on Investments              (4.29)
--------------------------------------------------------------------------------
  Total from Investment Operations                                   (4.12)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                   --
 Distributions from Realized Capital Gains                              --
--------------------------------------------------------------------------------
  Total Distributions                                                   --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $45.88
================================================================================
TOTAL RETURN                                                         -8.24%
================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                                 $474
 Ratio of Total Expenses to Average Net Assets                        0.36%**
 Ratio of Net Investment Income to Average Net Assets                 2.60%**
 Portfolio Turnover Rate                                                77%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on August 13, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Futures Contracts: The fund uses S&P 500 Index futures contracts, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long Treasury Index. For the year ended September 30, 2001, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund's average net assets with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2001, the fund had contributed capital of $1,586,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.6% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the year ended September 30, 2001, the fund purchased $2,277,096,000 of investment securities and sold $286,491,000 of investment securities, other than U.S. government securities and temporary cash investments.
     Purchases and sales of U.S. government securities were $2,994,931,000 and $5,880,241,000, respectively.

     At  September  30,  2001,  the  fund  had  available   realized  losses  of
$349,520,000 to offset future net capital gains of $8,408,000 through September 30, 2009, and $341,112,000 through September 30, 2010.

E. At September 30, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $350,186,000, consisting of unrealized gains of $899,622,000 on securities that had risen in value since their purchase and $549,436,000 in unrealized losses on securities that had fallen in value since their purchase.

     At September 30, 2001, the aggregate settlement value of open futures contracts expiring in December 2001 and the related unrealized depreciation were:
                                                                           (000)
--------------------------------------------------------------------------------
                          Aggregate
                          Number of         Settlement              Unrealized
Futures Contracts    Long Contracts             Value             Depreciation
--------------------------------------------------------------------------------
S&P 500 Index             8,533             $2,226,473              $(40,369)
--------------------------------------------------------------------------------

     Unrealized depreciation on open futures contracts is required to be treated as realized loss for federal income tax purposes.

F. The market value of securities on loan to broker/dealers at September 30, 2001, was $570,338,000, for which the fund held as collateral cash of $263,468,000 and U.S. Treasury securities with a market value of $318,437,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

G.   Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                              YEAR ENDED SEPTEMBER 30,
                             ---------------------------------------------------
                                       2001                     2000
                          ----------------------        ------------------------
                              AMOUNT     SHARES           AMOUNT       SHARES
                               (000)      (000)            (000)        (000)
--------------------------------------------------------------------------------
Investor Shares
 Issued                   $1,608,136     70,066       $1,735,812       71,069
 Issued in Lieu of Cash
   Distributions             399,593     17,187          646,106       26,967
 Redeemed                 (1,774,139)   (79,177)      (2,038,647)     (84,051)
                          ------------------------------------------------------
  Net Increase (Decrease)--
   Investor Shares           233,590      8,076          343,271       13,985
                          ------------------------------------------------------
Admiral Shares
 Issued                      523,210     10,654               --           --
 Issued in Lieu of Cash
  Distributions                   --         --               --           --
 Redeemed                    (15,175)      (333)              --           --
                          ------------------------------------------------------
  Net Increase (Decrease)--
   Admiral Shares            508,035     10,321               --           --
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF VANGUARD ASSET ALLOCATION FUND:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Asset Allocation Fund (the "Fund") at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 1, 2001


--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
 (UNAUDITED) FOR VANGUARD ASSET ALLOCATION FUND

This information for the fiscal year ended September 30, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $96,382,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 18.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

ADVANTAGES OF VANGUARD.COM
Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

Consider the benefits of using Vanguard.com. On our website, you can:
*    Choose to receive all fund reports, as well as prospectuses, online.
* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts,
  New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
 (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS
R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                             John C. Bogle Founder;
                    Chairman and Chief Executive, 1974-1996.

[SHIP LOGO]
THE VANGUARD GROUP, INC
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor Account Services
1-800-662-2739

Institutional Investor Services
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

                                                (C)2001 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q780 112001

VANGUARD(R) U.S. VALUE FUND

ANNUAL REPORT

SEPTEMBER 30, 2001

STOCK

[THE VANGUARD GROUP (R) LOGO]

SEPTEMBER 11, 2001

On September 11, a series of attacks on our nation by terrorists claimed thousands of lives.

     We want to convey, on behalf of Vanguard's 11,000 crew members, our profound sense of anguish for the victims of the attacks and their families, friends, and colleagues.

     Despite the huge loss of life, the tremendous physical destruction, and the widespread disruption of commerce caused by these attacks, we are confident that the people, financial markets, and economy of the United States will move forward.

     The adaptability and resolve of our people, the resiliency of our markets, and the inherent strength of our economic system have overcome many severe tests in the past 200 years. We believe they will do so again.

     Finally, we salute our clients, who responded to the events of September 11 and their aftermath with patience, reason, and a long-term, not short-term, perspective. We feel privileged to serve such investors.

John J. Brennan
Chairman and Chief Executive Officer


--------------------------------------------------------------------------------
CONTENTS
Letter from the Chairman                                    1
Report from the Adviser                                     6
Fund Profile                                                8
Glossary of Investment Terms                                9
Performance Summary                                        10
Your Fund's After-Tax Returns                              11
Financial Statements                                       12
Advantages of Vanguard.com                                 24
--------------------------------------------------------------------------------

SUMMARY
* Vanguard U.S. Value Fund's 12-month total return of -2.8% was disappointing on an absolute basis, but was far ahead of the returns of its comparative measures and the broad U.S. stock market.
* Though the stock market's decline hit some segments particularly hard, small- and mid-capitalization value stocks performed relatively well during the 12 months.
* Your fund performed better than its benchmarks because of solid stock selection--most notably among financial services companies.

LETTER FROM THE CHAIRMAN

                                                                         [PHOTO]
                                                                 JOHN J. BRENNAN
FELLOW SHAREHOLDER,
During a difficult 12 months for the U.S. stock market, VANGUARD U.S. VALUE FUND returned -2.8%, a result that was well ahead of those of its competitive measures. Your fund's value orientation and adroit stock-picking helped it avoid the far steeper declines registered in other market segments.

     Clearly, the economic and financial landscape was significantly altered by the terrorist attacks that occurred just three weeks before our fiscal year ended on September 30, 2001. Although the long-term impact of the tragic attacks is far from clear, we have already seen signs of fallout on the economy and the financial markets.

     The adjacent table presents the returns for the fund, its average peer, and the Russell 3000 Value Index, a broad measure of value stocks that we consider the "best fit" for your fund. The table also presents the return of the Wilshire 5000 Total Market Index, the broadest measure of U.S. stocks. The fund's total return is based on a decrease in net asset value from $10.84 per share on September 30, 2000, to $10.46 per share on September 30, 2001, and is adjusted for a dividend of $0.08 per share paid from net investment income.

--------------------------------------------------------------------------------
2001 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                    SEPTEMBER 30
--------------------------------------------------------------------------------
VANGUARD U.S. VALUE FUND                                             -2.8%
Average Multi-Cap Value Fund*                                        -7.8
Russell 3000 Value Index                                             -8.0
Wilshire 5000 Index                                                 -29.0
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     If you own Vanguard U.S. Value Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 11.

ECONOMIC OVERVIEW
The terrorist attacks on September 11 shut down the U.S. stock market for four days, its longest closing since World War I. The market reopened on September 17, and stock prices plummeted throughout the week. To help ensure that the traumatized financial markets would have the liquidity to function, the U.S. Federal Reserve Board reduced short-term interest rates by 50 basis points (0.5 percentage point) just before the reopening. Then, on October 2, the Fed cut rates by another 50 basis points, its ninth cut since January. That rate reduction brought the federal funds rate--the rate at which banks make overnight loans to other banks--to 2.5%, its lowest level since 1962.

     The Fed's most recent actions continued the central bank's yearlong campaign to revive the flagging U.S. economy. In the second quarter of 2001, the value of goods and services produced by the economy was just 1.2% higher (on an inflation-adjusted basis) than it had been a year earlier. Some analysts speculated that the economic impact of the terrorist attacks would tip the already weak economy into recession.

     Global economies generally followed the U.S. lead. Slow growth in Europe got even slower, and Japan struggled with long-standing economic and financial troubles. As weakness spread throughout major economies in North America, Asia, and Europe, the world's developing markets also faced tougher times.

--------------------------------------------------------------------------------
MARKET BAROMETER
                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                                                One        Three        Five
                                               Year        Years        Years
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                   -26.6%         2.0%        10.2%
Russell 2000 Index (Small-caps)              -21.2          5.0          4.5
Wilshire 5000 Index (Entire market)          -29.0          1.9          8.6
MSCI EAFE Index (International)              -28.5         -1.2         -0.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)   13.0%         6.4%         8.1%
Lehman 10 Year Municipal Bond Index           10.0          5.2          6.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                     5.0          5.1          5.1
================================================================================
CPI
Consumer Price Index                           2.6%         2.9%         2.5%
--------------------------------------------------------------------------------

     The U.S. economy's slowdown reflected sharp cutbacks in business investment, particularly in technology and telecommunications infrastructure. During the late 1990s, businesses spent heavily on the new economy's building blocks--the cables, routers, and computers used to generate, transmit, and process vast amounts of data. But after the bubble in Internet stocks burst in March 2000, investment capital became scarce, and corporate spending dried up.

     Until the September 11 attacks, it appeared that the U.S. economy was keeping just clear of recession, largely because of free spending by the American consumer. (An uptick in government spending also helped.) Housing sales and starts had remained strong, even as the number of unemployed workers crept up. Retail sales were also impressive. But both business activity and consumer confidence plunged after September 11, and the timing and extent of a rebound are uncertain.

     A spike in energy prices caused a sharp rise in the Consumer Price Index early in the fiscal year, but inflation then stabilized. Oil and gas prices pulled back, while businesses' efforts to trim inventories helped keep price increases under control. In the 12 months through September, the CPI rose by 2.6%. It's worth noting that the Fed's latest rate cut leaves short-term interest rates a bit below the past year's inflation rate, which suggests that, for now at least, short-term securities may not generate a positive inflation-adjusted return.


FINANCIAL MARKETS IN REVIEW
Global financial markets fell hard over the fiscal year ended September 30. The broad U.S. stock market, as measured by the Wilshire 5000 Index, returned -29.0%. Overseas, the story was much the same. For U.S.-based investors, poor stock market returns were reduced further by the strength of the U.S. dollar.

     Large-capitalization growth stocks were among the hardest hit, both at home and abroad. During the late 1990s, fast-growing technology and Internet stocks had been bid up to unprecedented heights. As investors became skeptical of these companies' valuations and earnings prospects in a slower-growing economy, tech issues suffered. The tech-heavy Nasdaq Composite Index lost a stunning -58.8% of its value during the 12 months.

--------------------------------------------------------------------------------
Smaller stocks and value stocks held up best, but even many of these market sectors posted negative returns during the 12 months.
--------------------------------------------------------------------------------

     Smaller stocks and value stocks--those with low prices relative to corporate measures such as earnings and book value--held up best, though even many of these market sectors posted negative returns during the 12 months.

     A weak economy, a tumbling stock market, and the Fed's repeated rate cuts created a favorable climate for bonds. As interest rates declined, bond prices rose (as always happens when rates fall, because existing bonds with higher yields become more attractive to investors). The broad investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, posted a 13.0% return. Rising prices and falling yields were especially pronounced among short-term bonds, which tend to follow Fed rate cuts closely.

FISCAL 2001 PERFORMANCE OVERVIEW
During a 12-month period when the broad market declined by nearly -30%, a decline of -2.8% stands as a notable achievement, if not a very cheerful one. Of course, we're disappointed that investors in Vanguard U.S. Value Fund lost money during the 2001 fiscal year, but we're encouraged by the fact that your fund held up well during this stressful period. The fund's return was about 5 percentage points better than those of its average peer mutual fund and its benchmark, the unmanaged Russell 3000 Value Index.

--------------------------------------------------------------------------------
The financial services sector represented, by far, the biggest commitment by your fund, accounting for an average of about 30% of assets during the fiscal year.
--------------------------------------------------------------------------------

     Our margin over our competitors and our benchmark index was the result of strong stock-picking--most notably among companies in the financial services industry. The financial services sector represented, by far, the biggest commitment by your fund, accounting for an average of about 30% of assets during the fiscal year. The fund's holdings in that sector returned about 4%, more than 11 percentage points above results for the index's financial services stocks.

     It's important to note that your fund's weightings among market sectors seldom vary widely from those of the Russell 3000 Value Index. Consequently, performance variations between Vanguard U.S. Value Fund and the index will usually stem from differences in holdings within sectors.

     The fiscal year's top-performing sector was consumer staples stocks, a group that includes food and beverage companies, which are considered a defensive play when other stocks are suffering. Our weighting in this group was slightly below the index's, but the stocks we owned produced returns high enough to more than offset the difference. Our picks within the consumer discretionary sector (mostly retailers) recorded a slightly negative return, but one that was far better than the return of the index sector.

     The main drag on our relative performance was the auto & transportation sector, in which our average weighting was twice that of the index (about 7% for our fund; about 3.5% for the index). The battering of airline stocks following the September 11 attacks caused much of the group's decline.

     For more details on the fund's performance, see the Report from the Adviser beginning on page 6.

LIFETIME PERFORMANCE OVERVIEW
We believe a fund's merits can be realistically judged only over a period of years. It will be some time before the U.S. Value Fund--now less than 16 months old--meets that criterion. However, we are encouraged by its performance so far.

     As you can see in the table below, the U.S. Value Fund has returned an annualized 4.1% since its inception 15 months ago. This is a solid result, particularly in light of the widespread declines registered by many market segments, and many mutual funds, during the period. Since the fund's June 2000 inception, a $10,000 investment in its average peer--or in its benchmark--would have shrunk by several hundred dollars. (For the Wilshire 5000 Index, the loss would have amounted to more than one quarter of the original investment.)

--------------------------------------------------------------------------------
TOTAL RETURNS
                                                          JUNE 29, 2000, THROUGH
                                                              SEPTEMBER 30, 2001
                                      ------------------------------------------
                                      AVERAGE                   FINAL VALUE OF
                                       ANNUAL                        A $10,000
                                       RETURN               INITIAL INVESTMENT
--------------------------------------------------------------------------------
VANGUARD U.S. VALUE FUND                 4.1%                      $10,513
Average Multi-Cap Value Fund            -3.6                         9,546
Russell 3000 Value Index                -2.3                         9,717
Wilshire 5000 Index                    -23.4                         7,160
--------------------------------------------------------------------------------

     Though we cannot predict the level of returns provided by the stock market, let alone a particular fund, we are confident that the U.S. Value Fund will fare well versus similar funds. We base this confidence on both the skill of the fund's investment adviser--Grantham, Mayo, Van Otterloo & Co. LLC--and on our significant cost advantage. Your fund's expense ratio (annualized expenses as a percentage of average net assets) is 0.51%, or $5.10 per $1,000 invested. The fund's average peer charges 1.39%, or $13.90 per $1,000 invested, according to Lipper Inc. This big difference matters because the returns that investors actually receive are reduced by a fund's expenses.

IN SUMMARY
The past 12 months has been a trying period for investors--and for the nation as a whole. Uncertainty can sometimes trigger hasty and ill-conceived investment decisions. But we believe that even momentous events such as those we've experienced this year should not alter a thoughtfully constructed investment plan. Investing for the long-term and holding a portfolio diversified across asset classes--stocks, bonds, and short-term investments--will put you in the best position to stay on course through up and down markets. Thank you for entrusting your hard-earned dollars to us.


Sincerely,

/s/John J. Brennan

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

October 12, 2001

REPORT FROM THE ADVISER
VANGUARD U.S. VALUE FUND returned -2.8% for the year ended September 30, 2001, outperforming the Russell 3000 Value Index by 5.2 percentage points.

INVESTMENT ENVIRONMENT
Value stocks strongly outpaced growth stocks, and small-cap stocks did better than large-cap stocks, during the U.S. Value Fund's 2001 fiscal year. The Russell 3000 Value Index, the fund's "best fit" benchmark, outperformed the S&P 500 Index by 18.6 percentage points and the Nasdaq Composite Index by more than 50 percentage points. The best-performing sectors in the Russell 3000 Value Index were consumer staples, health care, and materials & processing, while technology and energy were among the weakest performers.

     The U.S. Value Fund uses four quantitative investment disciplines to pick stocks, and each of the four is represented by a group of holdings in the fund. The disciplines are price-to-intrinsic value, with a 50% weighting in the fund; price-to-normalized earnings, with a 15% weighting; price-to-cash flow, also weighted 15%; and momentum, with a 20% weighting. By using multiple disciplines we are able to provide diversification and, we believe, consistent long-term results.

OUR SUCCESSES
All of the fund's outperformance during the 12 months was attributable to strong stock selection, and all four of our investment disciplines contributed to the fund's advantage. Stock selection was exceptionally strong in the financial services sector, particularly among banks and insurance companies. Selection was also favorable among consumer discretionary, consumer staples, technology, utilities, and producer durables stocks. The fund's underweight position in the lackluster energy sector further helped our relative performance.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects the adviser's belief that superior long-term investment results can be achieved through disciplined selection of stocks that are selling at prices below the fundamental value of the underlying companies.
--------------------------------------------------------------------------------

OUR SHORTFALLS
Though our selection of stocks within industries was solid, our weightings among industries detracted from our relative performance for the year. Our performance was hurt by our overweight positions in technology and auto & transportation stocks, both weak performers. The fund's underweight position in the consumer staples sector, where returns were strong, also detracted from our relative results.

PORTFOLIO CHANGES
During the past year, we reduced the fund's stakes in the energy, technology, and utilities sectors and increased its holdings in consumer discretionary stocks, including Target and Outback Steakhouse. We also purchased shares of J.P. Morgan Chase, Merck, Raytheon, and Wachovia, all of which ranked highly on one or more of our valuation measures. We sold Morgan Stanley Dean Witter, Hewlett-Packard, Honeywell, and Micron Technology; at the end of our predetermined holding periods, they no longer appeared attractive.

THE FUND'S POSITIONING
We believe that value stocks are still more attractive than growth stocks. That said, the strong relative results recently delivered by value issues make it less likely that they will enjoy such a wide margin of superiority in the near future. The portfolio's largest sector weightings are in financial services stocks (about 30%), utilities (about 14%), and consumer discretionary stocks (about 12%). Our largest overweight position is in auto & transportation issues, which look attractive according to both our value and momentum disciplines. While this sector was hit hard during the past quarter by mounting fears about a fall in consumer spending, we think these concerns have already reduced prices further than warranted.

     Our disciplined approach to investing worked very well in the environment that prevailed during the past year. We believe that our process of combining value and momentum in varying proportions in the portfolio will continue to add value in the long term.


Christopher M. Darnell, Chief Investment Officer
Robert M. Soucy, Managing Director
Grantham, Mayo, Van Otterloo & Co. LLC

October 16, 2001

FUND PROFILE                                            AS OF SEPTEMBER 30, 2001
 FOR U.S. VALUE FUND
This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 9.


--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                            BEST        WILSHIRE
                                                FUND        FIT*            5000
--------------------------------------------------------------------------------
Number of Stocks                                 399       2,019           6,196
Median Market Cap                              $8.6B      $26.6B          $33.8B
Price/Earnings Ratio                           18.3x       18.8x           24.2x
Price/Book Ratio                                1.7x        2.2x            2.9x
Yield                                           1.8%        2.2%            1.5%
Return on Equity                               18.8%       20.3%           23.1%
Earnings Growth Rate                            9.9%       10.2%           15.4%
Foreign Holdings                                0.0%        0.0%            0.0%
Turnover Rate                                    54%          --              --
Expense Ratio                                  0.51%          --              --
Cash Investments                               21.0%          --              --
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)
AT&T Corp.                                               2.2%
(telecommunications)
Fannie Mae                                               2.0
(financial services)
Philip Morris Cos., Inc.                                 1.9
(tobacco)
Bank of America Corp.                                    1.4
(banking)
General Motors Corp.                                     1.0
(automobiles)
Verizon Communications                                   1.0
(telecommunications)
Allstate Corp.                                           0.9
(insurance)
Washington Mutual, Inc.                                  0.9
(savings & loan)
Merck & Co., Inc.                                        0.9
(pharmaceuticals)
Freddie Mac                                              0.9
(financial services)
--------------------------------------------------------------------------------
Top Ten                                                 13.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)
                                             BEST       WILSHIRE
                                 FUND        FIT*           5000
--------------------------------------------------------------------------------
Auto & Transportation            7.9%        3.3%           2.0%
Consumer Discretionary          11.8        10.0           13.6
Consumer Staples                 5.5         6.6            7.2
Financial Services              29.5        31.6           20.9
Health Care                      6.9         5.8           15.4
Integrated Oils                  2.9         8.1            3.8
Other Energy                     1.1         1.6            2.3
Materials & Processing           6.9         5.7            3.2
Producer Durables                6.0         3.7            3.1
Technology                       5.8         5.5           13.7
Utilities                       13.6        16.6            9.5
Other                            2.1         1.5            5.3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS
MARKET CAP - LARGE
STYLE -      VALUE
--------------------------------------------------------------------------------


                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.
*Russell 3000 Value Index.

GLOSSARY OF INVESTMENT TERMS

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2001
 FOR U.S. VALUE FUND
All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

---------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JUNE 29, 1991-SEPTEMBER 30, 2001
                   U.S. VALUE FUND       AVERAGE MULTI-CAP VALUE FUND      RUSSELL 3000 VALUE INDEX            WILSHIRE 5000 INDEX
6/29/2000              10000                       10000                           10000                               10000
200006                  9810                        9810                            9792                                9810
200009                 10818                       10353                           10559                                9827
200012                 11297                       10703                           10969                                8811
200103                 11056                       10233                           10377                                7724
200106                 11790                       10926                           10932                                8301
200109                 10513                        9546                            9717                                7160

--------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURNS
                              PERIODS ENDED SEPTEMBER 30, 2001
                              --------------------------------
                                                                     FINAL VALUE
                                                   SINCE            OF A $10,000
                                 ONE YEAR      INCEPTION*             INVESTMENT
--------------------------------------------------------------------------------
U.S. Value Fund                   -2.82%          4.08%               $10,513
Average Multi-Cap Value Fund**    -7.84          -3.64                  9,546
Russell 3000 Value Index          -7.98          -2.27                  9,717
Wilshire 5000 Index              -28.95         -23.40                  7,160
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JUNE 29, 2000-SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
          U.S. VALUE FUND           RUSSELL 3000 VALUE INDEX
2000          8.2%                          5.6%
2001         -2.8                          -8.0
--------------------------------------------------------------------------------

 *June 29, 2000.
**Derived from data provided by Lipper Inc.
See Financial Highlights on page 20 for dividend information since inception.

YOUR FUND'S AFTER-TAX RETURNS
This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED SEPTEMBER 30, 2001
                                                     ONE YEAR   SINCE INCEPTION*
U.S. VALUE FUND
Returns Before Taxes                                  -2.82%          4.08%
Returns After Taxes on Distributions                  -3.09           3.84
Returns After Taxes on Distributions
  and Sale of Fund Shares                             -1.71           3.15
--------------------------------------------------------------------------------
*June 29, 2000.

FINANCIAL STATEMENTS
 SEPTEMBER 30, 2001

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
U.S.VALUE                                             SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (67.8%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (5.4%)
  General Motors Corp.                                67,500   $          2,896
  Ford Motor Co.                                      98,729              1,713
  Burlington Northern
   Santa Fe Corp.                                     42,600              1,140
* Lear Corp.                                          29,000                784
  CSX Corp.                                           24,300                765
  TRW, Inc.                                           24,100                719
  Union Pacific Corp.                                 14,200                666
  PACCAR, Inc.                                        11,300                555
* Offshore Logistics, Inc.                            28,500                547
* AMR Corp.                                           27,800                532
* Navistar International Corp.                        18,000                509
  Cooper Tire & Rubber Co.                            33,100                471
  USFreightways Corp.                                 13,600                424
  The Goodyear Tire & Rubber Co.                      22,800                420
  Norfolk Southern Corp.                              23,700                382
  Delphi Automotive Systems Corp.                     28,700                337
  Delta Air Lines, Inc.                               12,300                324
  Airborne, Inc.                                      32,900                314
  Dana Corp.                                          19,800                309
  Genuine Parts Co.                                    9,500                303
  Tidewater Inc.                                      10,900                291
* Tower Automotive, Inc.                              37,900                272
* Northwest Airlines Corp. Class A                    16,200                185
  UAL Corp.                                            9,700                177

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
* Continental Airlines, Inc. Class B                   5,100   $             77
  Arctic Cat, Inc.                                     5,200                 70
                                                            --------------------
                                                                         15,182
                                                            --------------------

CONSUMER DISCRETIONARY (8.0%)
  Sears, Roebuck & Co.                                41,600              1,441
  Waste Management, Inc.                              50,200              1,342
  May Department Stores Co.                           31,900                926
* Cendant Corp.                                       70,700                905
* AutoNation, Inc.                                    91,200                802
  Ross Stores, Inc.                                   26,900                787
  Eastman Kodak Co.                                   22,700                738
  VF Corp.                                            22,100                647
* Federated Department Stores, Inc.                   22,400                632
* Bed Bath & Beyond, Inc.                             23,300                593
  Dillard's Inc.                                      41,300                544
  J.C. Penney Co., Inc.                               24,700                541
* Kmart Corp.                                         75,400                527
* Mattel, Inc.                                        30,900                484
* Service Corp. International                         79,100                476
* Mohawk Industries, Inc.                             12,900                474
  Whirlpool Corp.                                      8,500                471
* Toys R Us, Inc.                                     26,000                448
* AutoZone Inc.                                        8,400                436
* Papa John's International, Inc.                     16,700                435
* Jones Apparel Group, Inc.                           15,900                405
* GTech Holdings Corp.                                10,900                377
  Fastenal Co.                                         6,600                376

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
  Pittston Brink's Group                              20,300   $            367
* The Neiman Marcus Group, Inc.
   Class A                                            14,800                362
* Office Depot, Inc.                                  25,100                341
* Outback Steakhouse                                  13,000                333
  Kelly Services, Inc. Class A                        15,900                321
  R.R. Donnelley & Sons Co.                           11,200                303
* Catalina Marketing Corp.                            10,500                294
  Applebee's International, Inc.                       9,500                280
* Fox Entertainment Group, Inc.
   Class A                                            13,400                256
* Ryan's Family Steak Houses, Inc.                    14,400                247
  CBRL Group, Inc.                                    11,000                242
  Target Corp.                                         7,500                238
* Furniture Brands International Inc.                 11,900                232
  Wallace Computer Services, Inc.                     14,200                226
* Liberty Media Corp.                                 17,400                221
  Banta Corp.                                          7,900                220
  American Greetings Corp.
   Class A                                            16,500                218
  Galileo International, Inc.                         10,400                216
* Allied Waste Industries, Inc.                       16,100                205
* Payless ShoeSource, Inc.                             3,700                203
  Lone Star Steakhouse &
   Saloon, Inc.                                       18,300                198
* Tricon Global Restaurants, Inc.                      5,000                196
  Intimate Brands, Inc.                               20,800                187
* Nautica Enterprises, Inc.                           14,100                167
  Bowne & Co., Inc.                                   15,200                154
  Burlington Coat Factory
   Warehouse Corp.                                    10,100                142
  Brown Shoe Company, Inc.                            12,500                142
  The Pep Boys
   (Manny, Moe & Jack)                                12,600                139
* Rent-A-Center, Inc.                                  5,800                135
* Insight Communications Co., Inc.                     7,100                131
* Tech Data Corp.                                      3,300                125
  Wolverine World Wide, Inc.                           9,200                124
  TJX Cos., Inc.                                       3,600                118
* Reebok International Ltd.                            5,200                108
* Charter Communications, Inc.                         8,600                106
  The Gap, Inc.                                        8,400                100
  Bob Evans Farms, Inc.                                4,400                 80
  Media General, Inc. Class A                          1,800                 78
  Libbey, Inc.                                         2,200                 71
                                                            --------------------
                                                                         22,633
                                                            --------------------

CONSUMER STAPLES (3.8%)
  Philip Morris Cos., Inc.                           113,500              5,481
  Albertson's, Inc.                                   34,600              1,103
  Procter & Gamble Co.                                 8,800                641
  R.J. Reynolds Tobacco
  Holdings, Inc.                                      10,100                577
  SuperValu Inc.                                      20,900                423

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
  Universal Corp.                                     12,400   $            414
  Tyson Foods, Inc.                                   40,700                408
  ConAgra Foods, Inc.                                 15,100                339
  Sara Lee Corp.                                      13,400                285
  UST, Inc.                                            7,400                246
  Interstate Bakeries Corp.                            9,100                232
  Winn-Dixie Stores, Inc.                             17,400                199
  Ruddick Corp.                                       12,100                185
  Sensient Technologies Corp.                          6,900                129
                                                                ----------------
                                                                         10,662
                                                                ----------------

FINANCIAL SERVICES (20.0%)
  Fannie Mae                                          71,400              5,716
  Bank of America Corp.                               68,400              3,995
  Allstate Corp.                                      68,600              2,562
  Washington Mutual, Inc.                             66,185              2,547
  Freddie Mac                                         37,100              2,412
  Wachovia Corp.                                      71,200              2,207
  Bank One Corp.                                      58,000              1,825
  Loews Corp.                                         38,600              1,786
  National City Corp.                                 57,100              1,710
  KeyCorp                                             48,100              1,161
  J.P. Morgan Chase & Co.                             32,250              1,101
  SouthTrust Corp.                                    39,500              1,006
  Bear Stearns Co., Inc.                              18,000                900
  Franklin Resources Corp.                            23,200                804
  PNC Financial Services Group                        13,500                773
  Dime Bancorp, Inc.                                  18,200                716
  MGIC Investment Corp.                               10,900                712
  Torchmark Corp.                                     18,200                710
  Regions Financial Corp.                             22,500                649
  UnumProvident Corp.                                 24,800                626
  Astoria Financial Corp.                             10,400                616
  The PMI Group Inc.                                   9,800                611
  Sovereign Bancorp, Inc.                             63,700                605
  Doral Financial Corp.                               15,500                601
  FleetBoston Financial Corp.                         16,254                597
  Green Point Financial Corp.                         16,300                572
  UnionBanCal Corp.                                   16,700                565
  Compass Bancshares Inc.                             19,700                513
  Countrywide Credit Industries, Inc.                 11,400                501
  SAFECO Corp.                                        16,100                488
  MBIA, Inc.                                           9,600                480
  First Tennessee National Corp.                      12,800                474
* Conseco Inc.                                        62,100                451
  Providian Financial Corp.                           21,700                437
  Household International, Inc.                        7,600                429
  A.G. Edwards & Sons, Inc.                           12,000                421
  The MONY Group Inc.                                 12,500                414
  North Fork Bancorp, Inc.                            13,900                413
  CIGNA Corp.                                          4,500                373
  Huntington Bancshares Inc.                          21,400                370
  Old Republic International Corp.                    13,900                364
  Washington Federal Inc.                             13,720                344

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
U.S. VALUE FUND                                       SHARES               (000)
--------------------------------------------------------------------------------
  Nationwide Financial Services, Inc.                  9,200   $            342
  St. Paul Cos., Inc.                                  8,000                330
  Charter One Financial                               11,681                330
  Provident Bankshares Corp.                          15,890                329
  USA Education Inc.                                   3,900                323
  Union Planters Corp.                                 7,500                322
  Ohio Casualty Corp.                                 24,600                320
  GATX Corp.                                           9,200                310
  Progressive Corp. of Ohio                            2,300                308
  T. Rowe Price Group Inc.                            10,300                302
  Metropolitan Life Insurance Co.                      9,700                288
  Ryder System, Inc.                                  13,900                278
  Pacific Century Financial Corp.                     11,800                276
  John Hancock Financial
   Services, Inc.                                      6,500                260
  Colonial BancGroup, Inc.                            20,100                257
  Lincoln National Corp.                               5,500                257
  W.R. Berkley Corp.                                   5,200                250
  SunTrust Banks, Inc.                                 3,700                246
  BankAtlantic Bancorp, Inc.
   Class A                                            24,200                244
* Knight Trading Group, Inc.                          31,700                244
  Horace Mann Educators Corp.                         13,600                240
  Radian Group, Inc.                                   6,200                239
  American National Insurance Co.                      2,900                 35
  Comerica, Inc.                                       4,200                233
  Commercial Federal Corp.                             9,500                231
  Hibernia Corp. Class A                              13,800                226
* Indymac Bancorp, Inc. REIT                           8,300                225
  M & T Bank Corp.                                     3,000                222
  Citizens Banking Corp.                               6,800                218
  BancWest Corp.                                       6,100                213
  Fidelity National Financial, Inc.                    7,740                208
  Deluxe Corp.                                         6,000                207
* Dun & Bradstreet Corp.                               7,200                202
  Allmerica Financial Corp.                            4,500                202
  American Financial Group, Inc.                       8,900                198
  Health Care REIT, Inc.                               7,700                194
* CNA Financial Corp.                                  7,000                189
  Republic Bancorp, Inc.                              13,000                186
  UMB Financial Corp.                                  4,400                183
  BB&T Corp.                                           4,900                179
  Golden State Bancorp Inc.                            5,200                158
  Commerce Bancshares, Inc.                            4,100                154
  Provident Financial Group, Inc.                      5,800                146
  American International Group, Inc.                   1,852                144
* BOK Financial Corp.                                  4,738                143
  Associated Banc-Corp.                                4,000                136
* Philadelphia Consolidated
   Holding Corp.                                       3,900                136
  The Hartford Financial
   Services Group Inc.                                 2,200                129
  Seacoast Financial Services Corp.                    8,700                129

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
* United Rentals, Inc.                                 7,000   $            121
  National Commerce Financial Corp.                    4,400                115
  Irwin Financial Corp.                                4,900                102
  LandAmerica Financial Group, Inc.                    3,000                100
  iStar Financial Inc.                                 3,500                 86
  Riggs National Corp.                                 4,500                 70
  Lehman Brothers Holdings, Inc.                       1,100                 63
* First Federal Financial Corp.                        2,200                 57
  Corus Bankshares Inc.                                1,200                 54
                                                                ----------------
                                                                         56,646
                                                                ----------------
HEALTH CARE (4.7%)
  Merck & Co., Inc.                                   37,600              2,504
  Schering-Plough Corp.                               61,500              2,282
  Bristol-Myers Squibb Co.                            15,300                850
* HEALTHSOUTH Corp.                                   45,500                740
* Aetna Inc.                                          23,100                667
* Boston Scientific Corp.                             32,500                666
  Abbott Laboratories                                 11,100                576
* Humana, Inc.                                        40,600                490
  Cardinal Health, Inc.                                6,600                488
* Health Net Inc.                                     24,900                479
  DENTSPLY International Inc.                          9,500                436
* Beverly Enterprises, Inc.                           39,400                402
* Manor Care, Inc.                                    13,400                377
* Lincare Holdings, Inc.                              12,700                337
* AmeriPath, Inc.                                     11,400                299
* Henry Schein, Inc.                                   7,300                282
  McKesson Corp.                                       6,400                242
* Amerisource-Bergen Corp.                             3,293                234
* DaVita, Inc.                                        10,900                222
* STERIS Corp.                                        10,600                208
  Invacare Corp.                                       4,500                182
* US Oncology, Inc.                                   16,100                120
* Ocular Sciences, Inc.                                5,900                119
* CorVel Corp.                                         2,850                 75
                                                                ----------------
                                                                         13,277
                                                                ----------------
INTEGRATED OILS (1.9%)
  Conoco Inc. Class B                                 43,600              1,105
  Conoco Inc. Class A                                 36,400                926
  USX-Marathon Group                                  29,600                792
  Phillips Petroleum Co.                              13,600                734
* Tesoro Petroleum Corp.                              55,300                658
  Occidental Petroleum Corp.                          24,200                589
  Kerr-McGee Corp.                                     6,300                327
  Texaco Inc.                                          2,900                189
  Chevron Corp.                                        2,200                186
                                                                ----------------
                                                                          5,506
                                                                ----------------
OTHER ENERGY (0.7%)
  Patina Oil & Gas Corp.                              18,200                419
  Valero Energy Corp.                                  9,700                340
  Ultramar Diamond Shamrock Corp.                      5,700                273
  Mitchell Energy & Development
   Corp. Class A                                       5,400                271

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
* Plains Resources                                     9,500   $            247
* Newfield Exploration Co.                             5,200                152
* Seitel, Inc.                                        14,900                150
  Devon Energy Corp.                                   3,800                131
* Key Production Company, Inc.                         6,200                 72
                                                                ----------------
                                                                          2,055
                                                                ----------------
MATERIALS & Processing (4.7%)
  Dow Chemical Co.                                    38,200              1,251
  Ashland, Inc.                                       26,400              1,018
  E.I. du Pont de Nemours & Co.                       26,000                976
  PPG Industries, Inc.                                15,900                727
  Lafarge North America Inc.                          20,800                695
  Alcoa Inc.                                          20,900                648
  Archer-Daniels-Midland Co.                          42,908                540
  Allegheny Technologies Inc.                         35,200                469
  Ball Corp.                                           7,300                437
  Praxair, Inc.                                        7,500                315
  Engelhard Corp.                                     12,600                291
  Masco Corp.                                         13,600                278
  Nucor Corp.                                          6,900                274
  Sherwin-Williams Co.                                12,100                269
* Airgas, Inc.                                        20,100                267
  USX-U.S. Steel Group                                18,100                253
  Lyondell Chemical Co.                               21,300                244
  Sonoco Products Co.                                 10,200                240
  Olin Corp.                                          16,300                240
  Fluor Corp.                                          6,000                231
  The Timken Co.                                      16,200                222
  Phelps Dodge Corp.                                   8,000                220
  Aptargroup Inc.                                      6,300                200
  Georgia Gulf Corp.                                  12,000                193
  Harsco Corp.                                         6,800                189
* Smurfit-Stone Container Corp.                       13,700                181
  Bemis Co., Inc.                                      4,200                167
  International Paper Co.                              4,600                160
  Great Lakes Chemical Corp.                           7,200                159
* Freeport-McMoRan Copper &
   Gold Inc. Class B                                  14,000                154
  Weyerhaeuser Co.                                     3,100                151
* Cytec Industries, Inc.                               6,200                144
  Worthington Industries, Inc.                        12,500                141
  AK Steel Corp.                                      16,500                139
* Unifi, Inc.                                         16,600                136
  Lubrizol Corp.                                       4,300                136
* Nortek, Inc.                                         5,800                125
  Commercial Metals Co.                                4,300                120
  Crompton Corp.                                      16,500                114
* Mueller Industries Inc.                              3,700                106
  Ryerson Tull, Inc.                                   7,300                 92
* SPS Technologies, Inc.                               2,900                 88
  IMC Global Inc.                                      7,800                 70
  USEC Inc.                                           10,900                 70
  Louisiana-Pacific Corp.                              9,900                 64
                                                                ----------------
                                                                         13,204
                                                                ----------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
PRODUCER DURABLES (4.0%)
  Caterpillar, Inc.                                   30,200   $          1,353
  Lockheed Martin Corp.                               24,300              1,063
  Northrop Grumman Corp.                              10,100              1,020
  D. R. Horton, Inc.                                  31,232                652
  Xerox Corp.                                         77,900                604
  Cummins Inc.                                        18,100                597
  Centex Corp.                                        17,400                587
  Pulte Homes, Inc.                                   17,400                533
  Lennar Corp.                                        14,300                515
  KB Home                                             15,500                440
* Toll Brothers, Inc.                                 14,100                418
  Emerson Electric Co.                                 8,400                395
  Deere & Co.                                          9,100                342
  Cooper Industries, Inc.                              6,800                282
  Ingersoll-Rand Co.                                   8,000                270
  York International Corp.                             8,100                232
  The Boeing Co.                                       6,900                231
  Kennametal, Inc.                                     6,400                204
  Hubbell Inc. Class B                                 6,100                178
  MDC Holdings, Inc.                                   6,410                178
  Pentair, Inc.                                        5,300                163
  Clayton Homes Inc.                                  11,000                134
  AGCO Corp.                                          14,500                131
  Briggs & Stratton Corp.                              4,200                131
  Ryland Group, Inc.                                   2,700                129
  Woodward Governor Co.                                2,400                116
  Thomas & Betts Corp.                                 6,600                115
  Milacron Inc.                                        9,600                115
  NACCO Industries, Inc. Class A                       1,900                106
  Kimball International, Inc. Class B                  7,100                 93
  HON Industries, Inc.                                 3,600                 79
  Goodrich Corp.                                       3,200                 62
                                                                ----------------
                                                                         11,468
                                                                ----------------
TECHNOLOGY (3.9%)
  Raytheon Co.                                        57,000              1,981
  Intel Corp.                                         92,800              1,897
  Computer Associates
   International, Inc.                                44,500              1,145
* Oracle Corp.                                        71,000                893
* Ingram Micro, Inc. Class A                          50,700                654
  Electronic Data Systems Corp.                       11,000                633
* Microsoft Corp.                                     11,700                599
* Compuware Corp.                                     54,500                454
  Compaq Computer Corp.                               41,700                347
* Zebra Technologies Corp. Class A                     8,900                333
  Harris Corp.                                        10,000                318
* Altera Corp.                                        19,000                311
* BMC Software, Inc.                                  19,500                248
  Rockwell International Corp.                        15,700                230
* Arrow Electronics, Inc.                              9,700                202
* Ceridian Corp.                                      13,300                193
  Reynolds & Reynolds Class A                          7,800                182
* Gartner, Inc. Class A                               18,800                170

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
U.S. VALUE FUND                                       SHARES               (000)
--------------------------------------------------------------------------------
* Storage Technology Corp.                            12,600   $            158
* Avant! Corp.                                        37,200                110
* Sabre Holdings Corp.                                 2,100                 56
                                                                ----------------
                                                                         11,114
                                                                ----------------
UTILITIES (9.2%)
  AT&T Corp.                                         328,200              6,334
  Verizon Communications                              53,302              2,884
* WorldCom, Inc.-
   WorldCom Group                                    118,800              1,787
  Sprint Corp.                                        51,100              1,227
  SBC Communications Inc.                             25,700              1,211
  ONEOK, Inc.                                         50,600                838
  TXU Corp.                                           18,000                834
  FirstEnergy Corp.                                   20,600                741
  Entergy Corp.                                       19,500                693
  Southern Co.                                        25,300                607
  DTE Energy Co.                                      13,700                590
  Public Service Enterprise
   Group, Inc.                                        13,500                574
  Consolidated Edison Inc.                            13,500                550
  GPU, Inc.                                           12,900                521
  FPL Group, Inc.                                      8,000                428
  PG&E Corp.                                          25,900                394
  Reliant Energy, Inc.                                14,900                392
  Ameren Corp.                                         9,500                365
  UtiliCorp United, Inc.                              11,300                317
  PPL Corp.                                            9,700                316
  Pinnacle West Capital Corp.                          7,700                306
  Edison International                                22,500                296
  Potomac Electric Power Co.                          12,400                272
  CMS Energy Corp.                                    13,100                262
  Allegheny Energy, Inc.                               7,100                261
  Cinergy Corp.                                        8,400                259
  BellSouth Corp.                                      6,200                258
  Public Service Co. of New Mexico                    10,000                252
  Questar Corp.                                       12,200                246
  Western Resources, Inc.                             12,300                204
  NiSource, Inc.                                       8,700                203
  Energy East Corp.                                    9,500                191
* General Communication, Inc.                         14,900                180
  Wisconsin Energy Corp.                               8,000                180
  Avista Corp.                                        12,900                175
* Covanta Energy Corp.                                12,900                151
  Progress Energy, Inc.                                3,400                146
  Puget Energy, Inc.                                   6,500                140
  Exelon Corp.                                         3,125                139
  Hawaiian Electric Industries Inc.                    3,400                133
  SCANA Corp.                                          4,900                124
  Sempra Energy                                        4,500                111
                                                                ----------------
                                                                         26,092
                                                                ----------------
OTHER (1.5%)
  Brunswick Corp.                                     35,600                586
  Lancaster Colony Corp.                              18,700                524
  Fortune Brands, Inc.                                15,000                503

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
  National Service Industries, Inc.                   18,600   $            384
  Georgia Pacific Group                               11,300                325
* FMC Corp.                                            6,000                294
  GenCorp, Inc.                                       22,900                260
  Trinity Industries, Inc.                            11,700                253
* McDermott International, Inc.                       30,700                253
  Johnson Controls, Inc.                               3,700                241
* Berkshire Hathaway Inc. Class B                        100                233
  Eaton Corp.                                          3,400                201
  Teleflex Inc.                                        4,500                168
* Sequa Corp. Class A                                  1,500                 68
                                                                ----------------
                                                                          4,293
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $201,241)                                                        192,132
--------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT
                                                       (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (14.7%)(1)
--------------------------------------------------------------------------------
U.S. TREASURY BILL
(2) 3.45%, 12/6/2001                                   $ 500                498
REPURCHASE AGREEMENT
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
  3.34%, 10/1/2001                                    41,122             41,122
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $41,620)                                                          41,620
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (82.5%)
 (Cost $242,861)                                                        233,752
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (17.5%)                                49,503
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 27,085,226 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                             $283,255
================================================================================
NET ASSET VALUE PER SHARE $10.46
================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 79.0% and 3.5%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                                          (000)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
ASSETS
 Investments in Securities, at Value                                  $ 233,752
 Receivables for Capital Shares
  Issued                                                                 48,876
 Other Assets--Note C                                                       973
                                                                      ----------
  Total Assets                                                          283,601
                                                                      ----------
LIABILITIES
 Payables for Capital Shares Redeemed                                       138
 Other Liabilities                                                          208
                                                                      ----------
  Total Liabilities                                                         346
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS                                                             $283,255
================================================================================

                                                      AMOUNT                PER
                                                       (000)              SHARE
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                    $ 291,583             $10.77
Undistributed Net
 Investment Income                                     1,893               0.07
Accumulated Net Realized
 Losses--Note E                                       (1,968)             (0.07)
Unrealized Appreciation
 (Depreciation)--Note F
 Investment Securities                                (9,109)             (0.34)
 Futures Contracts                                       856               0.03
--------------------------------------------------------------------------------
NET ASSETS                                          $283,255             $10.46
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                 U.S. VALUE FUND
                                             YEAR ENDED SEPTEMBER 30, 2001 (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                             $ 2,730
 Interest                                                                  369
--------------------------------------------------------------------------------
  Total Income                                                           3,099
================================================================================
EXPENSES
Investment Advisory Fees--Note B
 Basic Fee                                                                 318
 Performance Adjustment                                                     43
The Vanguard Group--Note C
 Management and Administrative                                             294
 Marketing and Distribution                                                 16
Custodian Fees                                                              26
Auditing Fees                                                               12
Shareholders' Reports                                                       16
--------------------------------------------------------------------------------
  Total Expenses                                                           725
  Expenses Paid Indirectly--Note D                                          (1)
--------------------------------------------------------------------------------
  Net Expenses                                                             724
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    2,375
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                             (1,160)
 Futures Contracts                                                        (807)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                (1,967)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                 (12,481)
 Futures Contracts                                                         856
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (11,625)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(11,217)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------
                                                                            U.S. VALUE FUND

                                                                   YEAR ENDED            JUNE 5* TO
                                                               SEPT. 30, 2001        SEPT. 30, 2000
                                                                        (000)                 (000)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                                               $ 2,375                   $ 262
Realized Net Gain (Loss)                                             (1,967)                     (1)
Unrealized Appreciation (Depreciation)                              (11,625)                  3,372
--------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations   (11,217)                  3,633
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                                 (744)                     --
 Realized Capital Gain                                                   --                      --
--------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (744)                     --
--------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                             261,929                  66,331
 Issued in Lieu of Cash Distributions                                   718                      --
 Redeemed                                                           (35,627)                 (1,768)
--------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions           227,020                  64,563
--------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                         215,059                  68,196
--------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of Period                                                  68,196                      --
--------------------------------------------------------------------------------------------------------------
End of Period                                                      $283,255                 $68,196
==============================================================================================================
1Shares Issued (Redeemed)
Issued                                                               23,953                   6,455
Issued in Lieu of Cash Distributions                                     64                      --
Redeemed                                                             (3,221)                   (166)
--------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding                      20,796                   6,289
==============================================================================================================

*Commencement of operations.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------
                                                                                 U.S. VALUE FUND
                                                                     YEAR ENDED                 JUNE 5* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                   SEPT. 30, 2001             SEPT. 30, 2000
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.84                  $10.00
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .11                     .04
 Net Realized and Unrealized Gain (Loss) on Investments                (.41)                    .80
--------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     (.30)                    .84
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.08)                     --
 Distributions from Realized Capital Gains                               --                      --
--------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (.08)                     --
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $10.46                  $10.84
==============================================================================================================
TOTAL RETURN                                                          -2.82%                   8.18%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                  $283                     $68
 Ratio of Total Expenses to Average Net Assets                         0.51%                   0.58%**
 Ratio of Net Investment Income to Average Net Assets                  1.67%                   2.08%**
 Portfolio Turnover Rate                                                 54%                     18%
==============================================================================================================

*Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement begins June 29, 2000, at a net asset value of $10.02.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Grantham, Mayo, Van Otterloo & Co. LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell 3000 Value Index. For the year ended September 30, 2001, the investment advisory fee represented an effective annual rate of 0.225% of the fund's average net assets before an increase of $43,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2001, the fund had contributed capital of $41,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.04% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2001, custodian fee offset arrangements reduced expenses by $1,000. E. During the year ended September 30, 2001, the fund purchased $212,616,000 of investment securities and sold $73,506,000 of investment securities other than temporary cash investments.

     At September 30, 2001, the fund had available realized losses of $1,153,000 to offset future net capital gains of $308,000 through September 30, 2009, and $845,000 through September 30, 2010. F. At September 30, 2001, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $9,109,000, consisting of unrealized gains of $12,444,000 on securities that had risen in value since their purchase and $21,553,000 in unrealized losses on securities that had fallen in value since their purchase.

     At September 30, 2001, the aggregate settlement value of open futures contracts expiring in December 2001, and the related unrealized appreciation were:
                                                                           (000)
--------------------------------------------------------------------------------
                                               Aggregate
                            Number of         Settlement              Unrealized
Futures Contracts      Long Contracts              Value            Appreciation
--------------------------------------------------------------------------------
S&P 500 Index                121               $31,572                  $856
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for federal income tax purposes.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF VANGUARD U.S. VALUE FUND:

In our opinion, the accompanying statements of net assets and of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Value Fund (the "Fund") at September 30, 2001, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period June 5, 2000 (commencement of operations) through September 30, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 1, 2001



--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
 (UNAUDITED) FOR VANGUARD U.S. VALUE FUND

This information for the fiscal year ended September 30, 2001, is included pursuant to provisions of the Internal Revenue Code.

     For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

ADVANTAGES OF VANGUARD.COM
Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

     Consider the benefits of using Vanguard.com. On our website, you can:
*    Choose to receive all fund reports, as well as prospectuses, online.
* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS
R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP LOGO]
THE VANGUARD GROUP, INC
Post Office Box 2600
Valley Forge, PA 19482-2600

About Our Cover
Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor Account Services
1-800-662-2739

Institutional Investor Services
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

                                                (C)2001 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                    Q1240 112001